Exhibit 10.1

EXECUTION COPY

PURCHASE AND SALE AGREEMENT

Between

ALPHA ENERGY, INC. (“Purchaser”)

and

PROGRESSIVE WELL SERVICE, LLC (“Seller”)

February 17, 2022

Exhibits:

Exhibit A, Part 1         Leases and Wells

Exhibit A, Part 2         Allocated Value Schedule

Exhibit B                     Project Maps

PURCHASE AND SALE AGREEMENT

This Purchase and Sale Agreement (this “Agreement”) is made and entered into on the 17th day of February, 2022 by and between and ALPHA ENERGY, INC., a Colorado corporation, whose address is 4162 Meyerwood Dr., Houston, TX 77025, Texas 75039 (“Purchaser”) and PROGRESSIVE WELL SERVICE, LLC, an Oklahoma limited liability company, whose address is PO Box 350, Dover, OK 73734 (“Seller”).

Recitals

A.	Seller desires to sell to Purchaser, and Purchaser desires to purchase from Seller, the Subject Interests (as defined below in Article II 2.2), all upon the terms and conditions hereinafter set forth.
B.

Purchaser and Seller (together, the “Parties” and each, a “Party”) desire to make certain representations, warranties, covenants, agreements and prescribed conditions in connection with such sale and purchase.

In consideration of the recitals and the mutual covenants and agreements set forth in this Agreement, the Parties hereby agree as follows:

ARTICLE I

DEFINITIONS

1.1	Defined Terms. As used in this Agreement, each of the following terms has the meaning given in this Section 1.1 or in the Section referred to below:

“Acquiring Party” has the meaning specified in Section 8.8.

“Acquisition Date” has the meaning specified in Section 8.9.

“Additional Interest” has the meaning specified in Section 8.8.

“Additional Leases” are identified on Exhibit “A”, attached hereto.

“Affiliate” means, with respect to any Person, each other Person that directly or indirectly (through one or more intermediaries or otherwise) controls, is controlled by, or is under common control with such Person.

“Agreement” means this Purchase and Sale Agreement, as amended, supplemented or modified from time to time.

“Allocated Values” means the allocation of values for all of the Subject Interests shown on Exhibit A, Part 2. Exhibit A, Part 2 is sometimes referred to herein as the “Allocated Value Schedule.”

“Arbitrator” has the meaning specified in Section 5.9.

“Assumed Obligations” has the meaning specified in Section 10.1.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in Denver, Colorado are authorized or required by law to close.

“Casualty Loss” has the meaning specified in Section 11.3.

“CERCLA” has the meaning specified in this Section 1.1 in the definition of the term Environmental Law.

“Claims” has the meaning specified in Section 10.5.

“Clean Air Act” has the meaning specified in this Section 1.1 in the definition of the term Environmental Law.

“Closing” means the closing and consummation of the transactions contemplated by this Agreement.

“Closing Date” means February 28, 2022 or such other date on which Purchaser and Seller may mutually agree, subject to delay as provided in Sections 5.4, 5.7 and 5.8.

“Code” means the Internal Revenue Code of 1986, as amended.

“Confidentiality Agreement” there is no confidentiality agreement in this Agreement.

“Consent” has the meaning specified in Section 5.10(a).

“Contracts” has the meaning specified in Section 2.2(d).

“Cure Period” has the meaning specified in Section 5.5(b).

“Deductible” has the meaning specified in Section 10.10.

“Coral Leases” are identified on Exhibit “A”, attached hereto.

“Effective Time” means 10:00 a.m. local time at the location of the Subject Interests on January 1, 2022.

“Environmental Defect” means a condition, occurrence, event or activity on or related to the Subject Interests (i) any surface or mineral lease obligation, whether an express or implied obligation, relating to natural resources, conservation, the environment, or the emission, release, storage, treatment, disposal, transportation, handling, or management of industrial or solid waste, hazardous waste, hazardous or toxic substances, chemicals or pollutants, petroleum, including, without limitation, crude oil, natural gas, natural gas liquids, or liquefied natural gas, and any wastes associated with the exploration and production of oil and gas which violates Environmental Law.

“Environmental Defect Notice” has the meaning specified in Section 5.8(a).

“Environmental Defect Value” has the meaning specified in Section 5.8(b).

“Environmental Disputes” has the meaning specified in Section 5.8(d).

“Environmental Law” means any present and future law, common law, ordinance or regulation of any Governmental Authority, as well as any order, decree, permit, judgment or injunction issued, promulgated, approved or entered thereunder, relating to the environment, health and safety, Hazardous Material (including the use, handling, transportation, production, disposal, discharge, release or storage thereof), industrial hygiene, the environmental conditions on, under, or about any real property owned, leased or operated by Seller and included in the Subject Interests , including soil, groundwater, and indoor and ambient air conditions or the reporting or remediation of environmental contamination. Environmental Laws include the Clean Air Act, as amended (the “Clean Air Act”), the Federal Water Pollution Control Act, as amended, the Rivers and Harbors Act of 1899, as amended, the Safe Drinking Water Act, as amended, the Comprehensive Environmental Response, Compensation and Liability Act, as amended (“CERCLA”), the Superfund Amendments and Reauthorization Act of 1986, as amended, the Resource Conservation and Recovery Act of 1976, as amended (“RCRA”), the Hazardous and Solid Waste Amendments Act of 1984, as amended, the Toxic Substances Control Act, as amended, the Hazardous Materials Transportation Act, as amended, and any other Law whose purpose is to conserve or protect human health, the environment, air quality, wildlife or natural resources.

“Environmental Obligations” has the meaning specified in Section 10.4.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time and the regulations promulgated thereunder.

“Excluded Subject Interests” has the meaning specified in Section 2.3.

“Expiration Date” has the meaning specified in Section 10.11.

“Final Settlement Date” has the meaning specified in Section 8.4(a).

“Final Settlement Statement” has the meaning specified in Section 8.4(a).

“Governmental Authority” means any national, state, county or municipal government, domestic or foreign, any agency, board, bureau, commission, court, department or other instrumentality of any such government, or any arbitrator in any case that has jurisdiction over any of the Parties or any of their respective properties or Subject Interests.

“Hazardous Material” means (a) any “hazardous substance,” as defined by CERCLA; (b) any “hazardous waste” or “solid waste,” in either case as defined by RCRA; (c) any solid, hazardous, dangerous or toxic chemical, material, waste or substance, within the meaning of and regulated by any Environmental Law; (d) any asbestos-containing materials in any form or condition; (e) any polychlorinated biphenyls in any form or condition; (f) Hydrocarbons or any fractions or byproducts thereof; or (g) any air pollutant which is so designated by the U.S. Environmental Protection Agency as authorized by the Clean Air Act.

“Hydrocarbons” has the meaning specified in Section 2.2(a).

“Interest Addition” has the meaning specified in Section 5.6.

“Lands” has the meaning specified in Section 2.2(a).

“Laws” has the meaning specified in Section 10.1(c).

“Leases” and “Lease” have the respective meanings specified in Section 2.2(a).

“Lien” means any (a) lien, mortgage, security interest, pledge, deposit, restriction, burden, encumbrance, rights of a vendor under any title retention or conditional sale agreement, or lease or other arrangement substantially equivalent thereto, but does not include any production payment obligation, (b) Liens created by supplies, workmen and operators arising by operation of law in the ordinary course of business or by a written agreement existing as of the date hereof and necessary or incident to the exploration, development, operation and maintenance of Hydrocarbon properties and related facilities and Subject Interests for sums not yet due or being contested in good faith by appropriate proceedings; (c) Liens incurred in the ordinary course of business in connection with workers compensation, unemployment insurance and other social security legislation (other than ERISA) which would not, individually or in the aggregate, result in a Material Adverse Effect on Seller; (d) Liens incurred in the ordinary course of business to secure the performance of bids, tenders, trade contracts, leases, statutory obligations, surety and appeal bonds, performance and repayment bonds and other obligations of a like nature; (e) Liens, easements, rights-of-way, restrictions, servitudes, permits, conditions, covenants, exceptions, reservations and other similar encumbrances incurred in the ordinary course of business or existing on property that do not impair the value of the Subject Interests or interfere with Seller’s right to ownership, use or operation of the Subject Interests ; (f) Liens created or arising by operation of law to secure a Party’s obligations as a purchaser of oil and gas.

“Material Adverse Effect” means (a) when used with respect to Seller, a result or consequence that would materially and adversely affect the value of the Subject Interests, or would materially and adversely affect Seller’s ability to perform its obligations hereunder or consummate the transactions contemplated hereby or prevent or materially delay the performance of this Agreement; and (b) when used with respect to Purchaser, a result or consequence that would materially and adversely affect Purchaser’s ability to realize the value of the ownership, use and operation of the Subject Interests or perform its obligations hereunder or consummate the transactions contemplated hereby or prevent or materially delay the performance of this Agreement; provided, however, the term Material Adverse Effect shall exclude any effect resulting from or related to changes or developments involving (i) general conditions applicable to the economy of the United States or the State of Oklahoma, (ii) conditions affecting the oil and gas industry generally or in the State of Oklahoma, (iii) capital market conditions in the United States, (iv) conditions or effects resulting from the announcement of the existence of this Agreement, (v) conditions relating to commodity prices, or (vi) changes in Laws or the interpretation thereof.

“Net Revenue” has the meaning specified in Section 8.9.

“Net Revenue Interest” means a fractional or percentage interest in and to all Oil, Gas and associated Hydrocarbons produced from or allocated to the Subject Interests after deduction of all third-party royalties, overriding royalties, and other burdens and payments out of production that burden such fractional or percentage interest.

“NORM” has the meaning specified in Section 11.2.

“Notice Date” means the date a party to this Agreement is notified in accordance herewith, but not later than 5 days prior to the Closing Date.

“Notice of Disagreement” has the meaning specified in Section 8.4(a).

“Parties” and “Party” have the respective meanings specified in the Recitals to this Agreement.

“Permits” has the meaning specified in Section 2.2(e).

“Permitted Encumbrances” means: (a) Liens for taxes, assessments or other governmental charges or levies if the same shall not at the particular time in question be due and delinquent or are being contested in good faith by appropriate proceedings; (b) Liens of carriers, warehousemen, mechanics, laborers, materialmen, landlords, vendors if such liens’ effect on the Working Interest and Net Revenue Interest has been properly reflected on Exhibit A, Part 2; (c) Preferential Rights and Third-Party Consents subject to Article 5.10; (d) the terms and provisions of all Leases to the extent such terms and provisions have no effect on the Working Interest or Net Revenue Interests; (e) valid, subsisting and applicable laws, rules and orders of any Governmental Authorities; (f) Liens arising under the Seller’s Credit Agreement, if any (it being understood that the release of such Liens is a condition to the Closing as provided in Section 7.2(c)); and (g) any Liens, defects, irregularities or deficiencies arising on account of the acts or omissions of Purchaser or its Affiliates, or the representatives or agents of either.

“Person” (whether or not capitalized) means any natural person, corporation, company, limited or general partnership, joint stock company, joint venture, association, limited liability company, trust, bank, trust company, land trust, business trust or other entity or organization, whether or not a Governmental Authority.

“Plugging and Abandonment Obligations” has the meaning specified in Section 10.3.

“Preferential Rights” has the meaning specified in Section 3.4.

“Purchase Price” has the meaning specified in Section 2.4.

“Purchase Price Allocations and Adjustments” has the meaning specified in Section 8.2(c).

“Purchaser” has the meaning specified in the opening paragraph of this Agreement.

“Purchaser Indemnified Parties” has the meaning specified in Section 10.8. “Purchaser’s Knowledge” has the meaning specified in Section 4.5.

“RCRA” has the meaning specified in this Section 1.1 in the definition of the term Environmental Law.

“Records” has the meaning specified in Section 2.2(g).

“Representatives” means, with respect to any Person, the Affiliates of such Person and the officers, directors, managers, members, shareholders, agents, contractors and employees of such Person and of each Affiliate of such Person.

“Responsible Officer” means, with respect to any entity, the Manager, Chief Executive Officer, President, Chief Operating Officer, Chief Financial Officer or any Vice President of such entity or, if such entity is a limited partnership, of the general partner of such entity.

“Retained Obligations” has the meaning specified in Section 10.2.

“Seller” has the meaning specified in the opening paragraph of this Agreement.

“Seller’s Knowledge” has the meaning specified in Section 3.4.

“Statement” has the meaning specified in Section 8.3.

“Straddle Period” has the meaning specified in Section 8.6.

“Subject Defect” has the meaning specified in Section 5.5.

“Subject Interests” and “Subject Interest” have the respective meanings specified in Section 2.2(a).

“Suspended Proceeds” means all proceeds of production from the Subject Interests that Seller is holding as of the Closing Date owing to any Person having a royalty, overriding royalty, leasehold cost bearing or working interest, net profits interest, production payment, or other interest in respect of the production of Hydrocarbons attributable to the Subject Interests before the Closing Date.

“Third-Party Consent” means the consent or approval of any Person, or Governmental Authority, other than Seller or Purchaser.

“Title Defect” means: (a) Seller’s Subject Interests is subject to a Lien other than a Permitted Encumbrance; (b) the Net Revenue Interest of Seller in the Subject Interests is less than the Net Revenue Interest shown in Exhibit A, Part 2. In no event shall either a Permitted Encumbrance or an individual Title Defect having a Title Defect Value of less than $50,000 constitute a Title Defect for purposes of this Agreement. In evaluating whether an encumbrance, encroachment, irregularity, defect in or objection to title constitutes a Title Defect, due consideration shall be given to the length of time that the Subject Interests affected thereby have been producing Hydrocarbons, whether such Subject Interests are in “pay status” and whether such defect is of the type expected to be encountered in the area involved and is customarily acceptable to prudent operators and interest owners. (As used herein, “pay status” means payments being made by a third party for the production from the Subject Interests without indemnity from the Seller of production except such indemnities as are customarily included in division orders, transfer orders, product purchase agreements and similar instruments commonly used in connection with the payment of proceeds from production). In no event shall any of the following constitute Title Defects (i) defects that have been cured by possession under applicable statutes of limitation; (ii) failure to recite marital status in documents; (iii) lack of heirship or succession proceedings; failure to subordinate mortgages granted by a mineral lessor; (iv) lack of survey; (v) failure to record releases of lien, production payments or mortgages that have expired of their own terms; (vi) failure to obtain or record releases of prior oil and gas leases that have expired in accordance with their terms; (vii) defects arising out of lack of corporate or other entity authorization of any party other than Seller, unless Purchaser provides evidence that the action was not authorized and provides affirmative evidence that such failure results in another person’s superior claim of title; (viii) any delay in delivering an assignment earned under a farm out, participation or similar agreement unless there is evidence that the farmer or other third party record title holder has refused to deliver such assignment; (ix)) defects arising from any change in Laws after the execution date of this Agreement; (x) Leases that are subject to termination upon expiration of their primary term at any time after the Effective Date; and (xi) pooling orders included in the Leases that are subject to termination upon their expiration.

“Title Defect Notice” has the meaning specified in Article V.

“Title Defect Value” means, with respect to a Title Defect, the amount of the downward adjustment to the Purchase Price on account of such Title Defect, which amount shall in no event exceed the value allocated on the Allocated Value Schedule to of the Subject Interests affected by such Title Defect.

“Title Disputes” has the meaning specified in Article V.

“Wells” and “Well” have the respective meanings specified in Section 2.2(b).

“Working Interest” means a fraction or percentage of the costs and expenses associated with the maintenance, exploration, development, operation and abandonment of a Subject Interest.

1.2    References and Titles. All references in this Agreement to Exhibits, Schedules, Articles, Sections, subsections and other subdivisions refer to the corresponding Exhibits, Schedules, Articles, Sections, subsections and other subdivisions of or to this Agreement unless expressly provided otherwise. Exhibits and Schedules referred to herein are attached to and by this reference incorporated herein for all purposes. Titles appearing at the beginning of any Articles, Sections, subsections or other subdivisions of this Agreement are for convenience only, do not constitute any part of this Agreement, and shall be disregarded in construing the language hereof. The words “this Agreement,” “herein,” “hereby,” “hereunder” and “hereof,” and words of similar import, refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The words “this Article,” “this Section” and “this subsection,” and words of similar import, refer only to the Article, Section or subsection hereof in which such words occur. The word “or” is not exclusive, and the word “including” (in its various forms) means including without limitation. Pronouns in masculine, feminine or neuter genders shall be construed to state and include any other gender, and words, terms and titles (including terms defined herein) in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires. As used in the representations and warranties contained in this Agreement, the phrase “to the knowledge” of the representing Party refers to the actual knowledge, without a duty of further inquiry, of a Responsible Officer of such representing Party. Disclosure of a matter on a Schedule hereto shall not be deemed a determination by a Party that such matter is material for purposes of this Agreement. All references to dollar amounts herein refer to United States dollars. If the date specified in this Agreement for giving any notice or taking any action is not a Business Day (or if the period during which any notice is required to be given or any action taken expires on a date that is not a Business Day), then the date for giving such notice or taking such action (and the expiration of such period during which notice is required to be given or action taken) shall be the next day that is a Business Day.

ARTICLE II

PURCHASE AND SALE

2.1    Agreement to Purchase and Sell. Subject to and in accordance with the terms and conditions of this Agreement, Purchaser agrees to purchase the Subject Interests (as defined below in 2.2) from Seller, and Seller agrees to sell the Subject Interests to Purchaser.

2.2    Subject Interests. The term “ Subject Interests” means that percentage working and net revenue interest in and to the Project, which comprises of oil and gas leases located in an area known as the Coral Leases, Logan County, Oklahoma and identified as follows:

(a)

Seller’s all right title and interest including operating rights in accordance with the controlling Joint Operating Agreement, in and to the Coral leases, encompassing approximately 1,100 net acres located in Logan County, Oklahoma, as listed on Exhibit “A” Part 1 attached hereto and made a part hereof (“Coral Leases”); and

(b)

A like undivided interest in and to all wells, whether producing, shut in or abandoned, and whether for production, injection or disposal, or otherwise associated with the Subject Interests or located on the Coral Leases and/or Additional Leases, as more particularly described in Exhibit A, Part 1 (collectively, the “Wells” and each a “Well”); and any overriding royalty interests, royalty interests, non-working or carried interests, operating rights, mineral rights and other rights and interests in or to the Coral Leases, Additional Leases and the Wells;

(c)	All production of oil, gas, associated liquids and other hydrocarbons on and after the Effective Time from then Coral Leases and/or Wells (collectively “Hydrocarbons”); and
(d)

A like undivided interest in and to all equipment, machinery, fixtures, spare parts, inventory, communications equipment, telemetry and production measurement equipment, and other personal property (including Seller’s leasehold interests therein subject to any necessary consents to assignment) used in connection with the operation of the Subject Interests or the Wells or in connection with the production, storage, treatment, compression, gathering, transportation, sale, or disposal of Hydrocarbons produced from or attributable to the Subject Interests or the Wells, and any water, byproducts or waste produced therefrom or therewith or otherwise attributable thereto, and all wellhead equipment, pumps, pumping units, flowlines, gathering systems, pipe, tanks, treatment facilities, injection facilities, disposal facilities, compression facilities and other materials, supplies, buildings, trailers and offices used in connection with the Subject Interests, the Wells (collectively, “Facilities “); and

(e)

To the extent assignable or transferable, a like undivided interest in and to all (i) all easements, rights-of-way, servitudes, licenses, permits, surface leases, surface use agreements and other rights or agreements related to the use of the surface and subsurface, in each case to the extent used in connection with the operation of the Subject Interests or the Wells; (ii) all contracts, agreements, drilling contracts, equipment leases, production sales and marketing contracts, farm out and farmin agreements, operating agreements, service agreements, unit agreements, gas gathering and transportation agreements and other contracts, agreements and arrangements, relating to the Subject Interests, the Wells and the other matters described in this definition of Subject Interests , (iii) equipment leases and rental contracts, service agreements, supply agreements and other contracts, agreements and arrangements relating to the Subject Interests, the Wells and the other matters described in this definition of Subject Interests , (the agreements identified in clauses (i), (ii) and (iii) above being sometimes hereinafter collectively referred to as the “Contracts”); and

(f)

To the extent assignable or transferable, all permits, licenses, franchises, consents, approvals and other similar rights and privileges, in each case to the extent used in connection with the operation of the Coral Leases, Wells, Facilities and/or Subject Interests (the “Permits”);

(g)

A like undivided interest in and to (i) all books, records, files and databases, (ii) to the extent assignable or transferable and all Production Imbalances and copies of all maps and well logs and data, and (iii) muniments of title, reports and similar documents and materials, in each case to the extent directly relating to the Coral Leases, Wells, Hydrocarbons, Facilities, Contracts and Permits in possession or control of Seller (the “Records”).

The Coral Leases, Wells, Hydrocarbons, Facilities, Contracts, Permits, Records and Additional Leases are hereinafter sometimes collectively referred to as the “Subject Interests” or, singularly, a “Subject Interest”);

2.3    The total consideration for the purchase, sale and conveyance of the Subject Interests to Purchaser and Purchaser’s assumption of the Subject Interests and the undivided share of liabilities associated therewith and provided for in this Agreement, is Purchaser’s payment to Seller of the sum of six hundred thousand dollars ($600,000) (the “Purchase Price”) which Seller and Purchaser agree includes the amounts previously paid under the Option Agreement between Purchaser and Seller dated June 30, 2021 and its extensions, which total one hundred ten thousand dollars ($110,000) to date, resulting in a net payment to Seller at Closing of four hundred ninety thousand dollars ($490,000.00) (the “Closing Amount”), as adjusted in accordance with the provisions of this Agreement.

2.4    Ownership of Subject Interests. If the transactions contemplated hereby are consummated in accordance with the terms and provisions hereof, the ownership of the Subject Interests shall be transferred from Seller to Purchaser on the Closing Date, but effective for all purposes as of the Effective Time except as otherwise required by Law.

2.5    Purchase Price Allocation for Tax Purposes. For the purpose of making the requisite filings under Section 1060 of the Code and the regulations thereunder and for the calculation of any sales or other transfer taxes due in connection with the transactions contemplated hereby, Seller and Purchaser agree to allocate the Purchase Price (as adjusted pursuant to the provisions hereof) and any liabilities assumed by Purchaser under this Agreement entirely as provided in Exhibit A, Part 2.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF SELLER

Seller hereby represents and warrants to Purchaser as follows:

3.1    Organization. Seller (a) is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Oklahoma, and (b) has the requisite power and authority to own, lease and operate its properties and to conduct its business as it is presently being conducted.

3.2    Authority and Enforceability. Seller have the requisite limited liability company power and authority to enter into and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary limited liability company action on the part of Seller, and no other limited liability company proceedings on the part of Seller are necessary to authorize the execution or delivery of this Agreement or the consummation of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Seller and (assuming that this Agreement constitutes a valid and binding obligation of Purchaser) constitutes a valid and binding obligation of Seller enforceable against it in accordance with its terms.

3.3    No Violations. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance by Seller with the provisions hereof will not, conflict with, result in any violation of or default (with or without notice or lapse of time or both) under, give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation of any Lien on any of the Subject Interests under, any provision of: (a) its certificate of formation or limited liability company agreement; (b) any loan or credit agreement, note, bond, mortgage, indenture, lease, permit, concession, franchise, license or other agreement or instrument applicable to Seller; or (c) assuming the consents, approvals, authorizations, permits, filings and notifications referred to in Section 3.4 are duly and timely obtained or made, any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Seller or the Subject Interests , other than, in the case of clause (b) or (c) above, any such conflict, violation, default, right, loss or Lien that: (i) would not have a Material Adverse Effect on Seller, individually or in the aggregate, or (ii) is a Third-Party Consent but is not a Consent.

3.4    Consents, Approvals and Preferential Rights. (a) No consent, approval, order or authorization of, registration, declaration or filing with, or permit from, any Governmental Authority is required by or with respect to Seller in connection with the execution and delivery of this Agreement by Seller or the consummation by Seller of the transactions contemplated hereby, except for any such consent, approval, order, authorization, registration, declaration, filing or permit (i) which the failure to obtain or make would not, individually or in the aggregate, have a Material Adverse Effect on Seller or (ii) which is customarily obtained or made after the Closing, (b) to the actual knowledge (without further investigation) as of the date hereof of the personnel of Seller, no Consent is required by or with respect to Seller in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, and (c) to Seller’s Knowledge, except as noted in Exhibit A, Part 1, the Subject Interests are not subject to any third party preferential purchase rights, rights of first refusal, or similar rights for which a waiver must be obtained in order for Seller to consummate the transactions contemplated by this Agreement without violating or breaching a duty or obligation of Seller (“Preferential Rights”).

3.5    Litigation. Seller herein represents as follows: (a) no litigation, arbitration, investigation or other proceeding is pending or, to Seller’s Knowledge, threatened against Seller relating to any of the Subject Interests before any court, arbitrator or Governmental Authority; and (b) Seller is not subject to any outstanding injunction, judgment, order, decree or ruling relating to the Subject Interests (other than routine oil and gas field regulatory orders). There is no litigation, proceeding or investigation pending or, to Seller’s Knowledge, threatened against or affecting Seller that questions the validity or enforceability of this Agreement or any other document, instrument or agreement to be executed and delivered by Seller in connection with the transactions contemplated hereby.

3.6    Taxes. During the period of Seller’s ownership of the Subject Interests up to the Effective Time, to Seller’s Knowledge, all material ad valorem, property, severance, excise and similar taxes and assessments based on or measured by the value of the Subject Interests or the production of Hydrocarbons or the receipt of proceeds with respect to such Subject Interests that have become due and payable have been paid.

3.7    Compliance with Laws and Permits. To Seller’s Knowledge, Seller is not in violation of, or in default under, and no event has occurred that (with notice or the lapse of time or both) would constitute a violation of or default under any Law or judgment of any Governmental Authority applicable to the Subject Interests except for any violation or default that would not, individually or in the aggregate, have a Material Adverse Effect on Seller. Seller has obtained and holds all permits, licenses, variances, exemptions, orders, franchises, approvals and authorizations of Governmental Authorities necessary for the lawful conduct of its business with respect to the Subject Interests or the lawful ownership, use and operation of the Subject Interests, except for any thereof which the failure to obtain or hold would not, individually or in the aggregate, have a Material Adverse Effect on Seller. Anything in this Section 3.7 to the contrary notwithstanding, Seller makes no representations or warranties with respect to its compliance with Environmental Laws, it being understood that Article V sets forth Purchaser’s sole remedies related thereto.

3.8    Brokers. No broker, finder, investment banker or other Person is or will be, in connection with the transactions contemplated by this Agreement, entitled to any brokerage, finder’s or other fee or compensation based on any arrangement or agreement made by or on behalf of Seller or any of its Affiliates for which Purchaser will have any obligation or liability.

3.9    Bankruptcy. There are no bankruptcy, reorganization or arrangement proceedings pending, being contemplated by or, to Seller’s Knowledge, threatened against Seller.

3.10    Oil and Gas Operations. To Seller’s Knowledge, all Wells owned or operated by Seller have been drilled, completed, operated and (if produced) produced in accordance with generally accepted oil and gas field practices and in compliance in all material respects with applicable oil and gas leases and pooling and unit agreements. To Seller’s Knowledge, with respect to the Leases, unit agreements, pooling agreements, communitization agreements and other documents creating interests comprising the Subject Interests, (i) Seller has fulfilled all requirements in all material respects for filings, certificates, disclosures of parties in interest, and other similar matters contained in such leases or other documents (or otherwise applicable thereto by law, rule or regulation) and is fully qualified to own and hold all such Leases and other interests; (ii) there are no provisions applicable to such Leases and other documents which increase the royalty share of the lessor or overriding royalties thereunder that are not reflected in the interests set forth in Exhibit A, Part 2; and (iii) upon the establishment and maintenance of production in commercial quantities, such leases and other interests shall be in full force and effect over the economic life of the property involved and do not have terms fixed by a certain number of years; proceeds from the sale of Hydrocarbons produced from the Subject Interests are being received by Seller in a timely manner in accordance with applicable Law and are not being held in suspense for any reason (except for amounts held in suspense in the ordinary course of business): and no Person has any call upon, option to purchase, preferential right to purchase or similar rights with respect to the Subject Interests or to the production therefrom.

3.11    Royalties. To Seller’s Knowledge, Seller has not been and is not in breach of any payment obligations under any of the Leases where such breach would result in automatic termination of any such Lease.

3.12    Capital Expenditures. As of the date of this Agreement Seller has not committed to any new wells or workover operations with respect to the Subject Interests.

3.13    Contracts. Except for the transactions contemplated by this Agreement, the Subject Interests do not include, to Seller’s Knowledge: (a) any farmout or farmin agreement with remaining drilling or assignment obligations on the part of Seller, (b) any contract that would obligate Purchaser to drill additional wells or conduct other material development operations after the Closing, (c) any contract that provides for an area of mutual interest, (d) any contract that contains a non-compete agreement or otherwise purports to restrict, limit or prohibit the manner in which, or the locations in which, Seller may conduct its business, (e) any contract involving the transportation and/or processing of production that would not be cancelable by Seller or Purchaser after Closing upon notice of thirty (30) days or less without liability for further payment other than nominal penalty (including those providing for volumetric or monetary commitments or indemnification therefor or for dedication of future production), or (f) any contract providing for any call upon, option to purchase or similar rights with respect to the Subject Interests or to the production therefrom or the processing thereof. Neither Seller, nor to Seller’s Knowledge, any other Person is in default in any material respect under any of the Contracts. To Seller’s Knowledge, all of the Contracts are in full force and effect in all material respects.

No written notice of default or breach has been received or delivered by Seller under any Contract, the resolution of which is outstanding as of the date hereof, and there are no current notices received by Seller of the exercise of any premature termination, price redetermination, market-out, or curtailment under any Contract.

3.14    Affiliate Transactions. There are no transactions or Contracts affecting any of the Subject Interests between Seller and any Affiliate of Seller that will continue beyond the Closing.

3.15    Payments for Production. Seller is not obligated by virtue of a take-or-pay payment, advance payment, or other similar payment to deliver Hydrocarbons, or proceeds from the sale thereof, attributable to Seller’s interest in the Subject Interests at some future time without receiving payment therefor at or after the time of delivery.

3.16    Hedges. There are no futures, options, swaps or other derivatives with respect to the sale of Hydrocarbons from the Subject Interests that are currently binding on the Subject Interests or will be binding on the Subject Interests after Closing.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser hereby represents and warrants to Seller as follows:

4.1    Organization. Purchaser (a) is a Colorado corporation, duly incorporated, validly existing and in good standing under the laws of the State of Colorado, (b) has the requisite power and authority to own, lease and operate its properties and to conduct its business as it is presently being conducted, and (c) is duly qualified to do business as a foreign company, and is in good standing, in the State of Oklahoma.

4.2    Authority and Enforceability. Purchaser has the requisite corporate power and authority to enter into and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary entity action on the part of Purchaser, and no other entity proceedings on the part of Purchaser are necessary to authorize the execution or delivery of this Agreement or the consummation of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Purchaser and (assuming that this Agreement constitutes a valid and binding obligation of Seller) constitutes a valid and binding obligation of Purchaser enforceable against Purchaser in accordance with its terms.

4.3    No Violations. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance by Purchaser with the provisions hereof will not, conflict with, result in any violation of or default (with or without notice or lapse of time or both) under, give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation of any Lien on any of the properties or Subject Interests of Purchaser under, any provision of: (a) the certificate of incorporation or certificate of formation or by-laws or other governing documents of Purchaser; (b) any loan or credit agreement, note, bond, mortgage, indenture, lease, permit, concession, franchise, license or other agreement or instrument applicable to Purchaser; or (c) assuming the consents, approvals, authorizations or permits and filings or notifications referred to in Section 4.4 are duly and timely obtained or made, any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Purchaser or any of its properties or Subject Interests , other than, in the case of clause (b) or (c) above, any such conflict, violation, default, right, loss or Lien that, individually or in the aggregate, would not have a Material Adverse Effect on Purchaser.

4.4    Consents and Approvals. No consent, approval, order or authorization of, registration, declaration or filing with, or permit from, any Governmental Authority is required by or with respect to Purchaser in connection with the execution and delivery of this Agreement by Purchaser or the consummation by Purchaser of the transactions contemplated hereby, except any such consent, approval, order, authorization, registration, declaration, filing or permit which the failure to obtain or make would not, individually or in the aggregate, have a Material Adverse Effect on Purchaser. No Third-Party Consent is required by or with respect to Purchaser in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, except for any Third-Party Consent which the failure to obtain would not, individually or in the aggregate, have a Material Adverse Effect on Purchaser.

4.5    Litigation. There is no litigation, proceeding or investigation pending or, to Purchaser’s knowledge (without further investigation) as of the date hereof, threatened against or affecting Purchaser that questions the validity or enforceability of this Agreement or any other document or instrument to be executed and delivered by Purchaser in connection with the transactions contemplated hereby.

4.6    Investment Intent. Purchaser is acquiring the Subject Interests by virtue of the transactions contemplated hereby for its own account for investment and not with an intent to sell or make a distribution thereof within the meaning of the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any other applicable securities laws.

4.7    Independent Evaluation. Purchaser is sophisticated in the evaluation, purchase, ownership and operation of oil and gas properties and related facilities. In making the decision to enter into this Agreement and to consummate the transactions contemplated hereby: (a) Purchaser has conducted or will have conducted, to its satisfaction, its own independent investigation of the condition and operation of the Subject Interests ; and (b) Purchaser has solely relied on and will solely rely on (i) its own independent due diligence investigation of the Subject Interests , (ii) the provisions of this Agreement, and (iii) its own expertise and legal, land, tax, engineering, and other professional counsel concerning this transaction, the Subject Interests , and the value thereof.

4.8    Brokers. No broker, finder, investment banker or other Person is or will be, in connection with the transactions contemplated by this Agreement, entitled to any brokerage, finder’s or other fee or compensation based on any arrangement or agreement made by or on behalf of Purchaser or any of its Affiliates for which Seller will have any obligation or liability.

4.9    Bankruptcy. There are no bankruptcy, reorganization or arrangement proceedings pending, being contemplated by or, to Purchaser’s Knowledge, and threatened against Purchaser.

4.10    Qualification. Purchaser, its affiliates or its designee are qualified to serve as operator of oil and gas properties in the State of Oklahoma, including meeting all bonding requirements.

ARTICLE V

PURCHASER’S DUE DILIGENCE

5.1    General. Prior to the Closing, Purchaser shall have the right to inspect at the offices of Seller in Dover, Oklahoma, during normal business hours and upon reasonable advance notice to Seller, copies or originals (as determined by Seller) of all files, records and data related to the Subject Interests that are in the possession of Seller, provided, that access to certain of such files, records and data may be made available on a website created for such purpose. Notwithstanding the foregoing, Seller shall not be under any obligation to furnish Purchaser any data or information which is subject to third-party restrictions or attorney-client privilege, excluding title opinions. Prior to the Closing, Purchaser shall also have the right to make or perform at any reasonable time(s), at its own risk, cost and expense, inspections of the Subject Interests , including the well sites, equipment and facilities included therein; provided, however, that Purchaser must make previous arrangements with Seller for each such inspection; and provided, further, that each such inspection shall be limited to a visual inspection of the Subject Interests, it being understood that no sampling or other invasive inspections thereof may be conducted without Seller’s prior written consent. Purchaser acknowledges that the permission of the operator (if other than Seller) or another third party may be required before Purchaser will be able to inspect portions of the Subject Interests and that such permission must be obtained prior to the inspection of such portions. PURCHASER SHALL INDEMNIFY, DEFEND AND HOLD HARMLESS SELLER AND ITS REPRESENTATIVES, EMPLOYEES, CONTRACTORS AND AGENTS FROM ANY AND ALL LIABILITIES, CLAIMS, CAUSES OF ACTION, INJURIES TO PURCHASER’S EMPLOYEES, AGENTS, CONTRACTORS, SUBCONTRACTORS OR INVITEES OR TO PURCHASER’S PROPERTY, AND/OR INJURY TO SELLER’S PROPERTY, REPRESENTATIVES, EMPLOYEES, AGENTS OR CONTRACTORS WHICH MAY ARISE OUT OF PURCHASER’S INSPECTIONS EXCEPT THOSE PROXIMATELY CAUSED BY SELLER’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT). The foregoing indemnity shall continue in full force and effect notwithstanding any termination of this Agreement. Purchaser agrees to provide to Seller, upon request, a copy of any and all environmental assessments of the Subject Interests conducted by or on behalf of Purchaser, including any reports, data, and conclusions, and to maintain the confidentiality of the information set forth therein until the Closing except to the extent disclosure is required under applicable law. In the event that this Agreement is terminated, Purchaser agrees to continue to maintain the confidentiality of such information except to the extent disclosure is required under applicable Law. Purchaser agrees to comply with the rules, regulations and instructions issued by Seller and other operators or third parties regarding the actions of Purchaser and its agents while upon, entering or leaving the Subject Interests.

5.2    Title Matters. Without limiting the generality of Section 5.1, Seller shall make available to Purchaser at the offices of Seller in Dover, Oklahoma, at all reasonable times prior to the Closing such title files, land files, title opinions and other title data as Seller has in its possession pertaining to the Subject Interests.

5.3    Title Defects. In the event Purchaser discovers a Title Defect that it intends to assert hereunder, Purchaser shall notify Seller in good faith of such Title Defect as soon after such Title Defect is discovered as is reasonably practicable, and in any event, on or before the Notice Date. To be effective, each such notice shall set forth Purchaser’s basis for the assertion of such Title Defect (including supporting documentation therefor), Purchaser’s requirement(s) to cure such Title Defect and Purchaser’s proposed Title Defect Value thereof (each notice satisfying the requirements of this sentence being referred to herein as a “Title Defect Notice”). Anything herein to the contrary notwithstanding:

(a)	Purchaser may not assert any Title Defect after the Notice Date,
(b)	this Article V sets forth Purchaser’s sole remedy for Title Defects

(c)	Purchaser may only assert a Title Defect pursuant to a valid Title Defect Notice, and
(d)	the Purchase Price will only be adjusted for one or more Title Defects

5.4    Remedies for Title Defects. Upon timely delivery of a Title Defect Notice, Purchaser and Seller shall meet and use commercially reasonable efforts to agree on the validity thereof and, if valid, the Title Defect Value thereof. If, prior to Closing, Purchaser and Seller have not agreed on the validity of one or more Title Defects asserted in accordance with this Article V or on the Title Defect Value(s) thereof or, if applicable, Seller cannot cure such Title Defect(s) to the reasonable satisfaction of Purchaser prior to Closing, with respect to each such Title Defect, either (a) Seller may elect to exclude the Subject Interests affected by one or more of such Title Defects from the transactions contemplated hereby, in which event the Purchase Price shall be reduced by the Allocated Values thereof, (b) Seller may elect to attempt to cure one or more of such Title Defect(s) in accordance with Section 5.5, or (c) the dispute(s) with respect to Title Defects affecting Subject Interests that Seller does not so elect to exclude or attempt to cure (“Title Disputes”) shall be submitted to arbitration pursuant to the provisions of Section 5.9 and, at the election of Seller, the Closing may be delayed until such arbitration is concluded. Anything in this Agreement to the contrary notwithstanding, Seller may, upon notice to Purchaser, delay the Closing Date for a period of up to thirty (30) days in the event that Seller believes in good faith that it can cure any Title Defect asserted by Purchaser.

5.5    Curative Provisions. The following shall apply with respect to each Title Defect that Seller elects to attempt to cure pursuant to Section 5.4(b) (each a “Subject Defect”):

(a)    The Subject Interestsaffected by each Subject Defect shall be conveyed to Purchaser at the Closing; an amount equal to the Title Defect Value of each Subject Defect (as asserted in good faith by Purchaser, unless the Parties have otherwise agreed upon an amount) shall be deducted from amounts otherwise payable at the Closing under Section 8.2(b)(iii); and at the Closing, Purchaser shall retain the Title Defect Value of each Subject Defect pending the curing or resolution of the applicable Subject Defect.

(b)    Seller shall have Ninety (90) day period after the Closing within which to attempt to cure the Subject Defects; provided, that, if Seller’s curative efforts with respect to a Subject Defect require the initiation of proceedings before a Governmental Authority, such Ninety (90) day period with respect thereto shall be extended for so long as such proceedings are diligently pursued in good faith by Seller until such proceedings are concluded pursuant to a final, non- appealable judgment or are otherwise finally resolved (the applicable cure period being hereinafter referred to as the “Cure Period”); provided, in no event, shall the Cure Period exceed one hundred and twenty (120) days. Purchaser agrees to cooperate at Seller’s cost and expense with Seller in connection with its curative efforts, including in connection with any proceedings before a Governmental Authority.

(c)    In the event that Seller believes in good faith that it has cured a Subject Defect within the Cure Period, Seller shall submit such curative efforts to Purchaser for approval (which approval shall not be unreasonably withheld). Purchaser shall be deemed to have approved such curative efforts in the event Purchaser does not notify Seller of its objection to the same (and the reasons therefor) within ten (10) days after Purchaser’s receipt thereof. In the event Purchaser so objects, Seller shall have an additional period of ten (10) days within which to perform additional curative efforts to satisfy Purchaser’s objections (and the Cure Period applicable thereto shall be extended accordingly). In any event: (i) except with respect to curative efforts that Purchaser has been deemed to have approved, each Party retains the right to dispute whether or not a Subject Defect has been cured and whether or not a Subject Defect constitutes a Title Defect, and (ii) any such dispute shall be resolved in accordance with the dispute resolution procedures set forth in Article V, which dispute resolution procedures must be initiated on or before ten (10) days after the end of the Cure Period.

(d)    Except for each Subject Defect that is submitted to arbitration pursuant to Section 5.5(c) (in which event the amount retained with respect thereto, if any, shall remain with Purchaser pending resolution of the applicable Subject Defect), with respect to each Subject Defect that has neither been cured to Purchaser’s reasonable satisfaction prior to the expiration of the Cure Period or waived by Purchaser: (i) the Parties agree that Purchasers shall retain for its account, subject to the limitations set forth in Section 5.3; and (ii) Purchaser shall re-convey the portion of the Subject Interests that are subject to such Subject Defect to Seller without warranty of title, except as to matters arising by, through or under Purchaser; provided, that, in the event Purchaser is not able to convey such portion to Seller without conveying additional portions of the Subject Interests to Seller, Seller shall have the option to either (a) require Purchaser to re-convey all such required portions of the Subject Interests to Seller, in which event Seller shall pay to Purchaser the Allocated Value of such portions (less the amount paid to Purchaser pursuant to clause (i)), or (b) waive any rights to any re-conveyance with respect thereto. In connection with any such re-conveyance, the Parties shall account to one another to place each Party in the position it would have been if the original conveyance had not taken place.

(e)    With respect to each Subject Defect that has been cured and conveyed to Purchaser in accordance with the provisions hereof prior to the expiration of the Cure Period, the Parties agree that Purchaser pays to Seller’s account the amount previously retained by Purchaser for such Title Defect.

5.6    Environmental Defects.

(a)    In the event Purchaser discovers an Environmental Defect, Purchaser shall in good faith give notice thereof to Seller as soon after such Environmental Defect is discovered as is reasonably practicable, and in any event, on or before the Notice Date. To be effective, each notice of an Environmental Defect must set forth Purchaser’s reasonable good faith estimate of the Environmental Defect Value of such Environmental Defect (and the calculation thereof) and must describe such Environmental Defect in reasonably specific detail, including: the written, good faith conclusion of Purchaser (or its consultant) that shows that it is more likely than not that an Environmental Defect exists; a separate specific citation of the provisions of Environmental Laws alleged to be violated and the related facts that substantiate such violation; identification of the specific Subject Interests affected by such Environmental Defect, including a site plan showing the location of all sampling events, boring logs and other field notes describing the sampling methods utilized and the field conditions observed, chain-of-custody documentation and laboratory reports; and identification of the procedures recommended to correct such Environmental Defect (each notice satisfying the requirements of this sentence being referred to herein as an “Environmental Defect Notice”).

(b)    Purchaser and Seller shall, after each Environmental Defect Notice is delivered, meet and use commercially reasonable efforts to agree on the validity thereof and the amount of any required adjustment to the Purchase Price, it being understood that the amount of any such adjustment with respect to an Environmental Defect (the “Environmental Defect Value”) will be the cost of remediating the affected Subject Interests to bring it into compliance with Environmental Laws in a commercially reasonable manner and assuming that the affected Subject Interests will continue to be used as an oil and gas property. If the Environmental Defect Value asserted by Purchaser in an Environmental Defect Notice is greater than the Allocated Value of the Subject Interests affected thereby, Seller may elect to remove such Subject Interests from the transactions contemplated hereby, in which event the Purchase Price shall be reduced by the Allocated Value thereof.

(c)	Anything herein to the contrary notwithstanding:
(i)	Purchaser may not assert any Environmental Defect after the Notice Date,
(ii)	This Article V sets forth Purchaser’s sole remedy for Environmental Defects or any other environmental matter
(iii)	Purchaser may only assert an Environmental Defect pursuant to a valid Environmental Defect Notice, the Purchase Price will be adjusted for one or more Environmental Defects, and

(d)    If, prior to the Closing, Purchaser and Seller have not agreed on the validity of one or more Environmental Defects asserted in accordance with this Section 5.6 or on the amount of the Environmental Defect Values thereof, with respect to each such Environmental Defect, either

(i) Seller may elect to exclude the Subject Interests affected by one or more of such Environmental Defects from the transactions contemplated hereby, in which event the Purchase Price shall be reduced by the Allocated Values thereof, or (ii) the dispute(s) with respect to Environmental Defects affecting Subject Interests that Seller does not so elect to exclude (“Environmental Disputes”) shall be submitted to arbitration pursuant to the provisions of Article V and, at the election of Seller, the Closing may be delayed until such arbitration is concluded; provided that it is understood that at any time Seller may elect to accept an Environmental Defect and the Environmental Defect Value asserted with respect thereto in full settlement for such Environmental Defect.

5.7    Arbitration. Title Disputes shall be submitted for resolution in accordance with this Section 5.7 to an attorney with at least ten (10) years of experience in oil and gas title matters in the State of Oklahoma, and Environmental Disputes shall be submitted for resolution in accordance with this Section 5.7 to an attorney with at least ten (10) years of experience in oil and gas environmental matters in the State of Oklahoma (in each case, the “Arbitrator”). Seller and Purchaser shall attempt to agree upon an Arbitrator. In the event that Seller and Purchaser are not able to agree on an Arbitrator within ten (10) days after the date on which either Party determines to submit a Title Dispute or Environmental Dispute to arbitration, either Seller or Purchaser may request that the American Arbitration Association appoint the Arbitrator. The fees and expenses of any Arbitrator shall be paid by the losing party. Each of Seller and Purchaser shall submit a written statement of its position to the Arbitrator with respect to the Title Dispute or Environmental Dispute (as applicable) not later than the tenth (10th) day after the Arbitrator is appointed. The Arbitrator shall render his or her decision within fifteen (15) days after the Arbitrator is appointed. The decision of the Arbitrator shall be conclusive and binding on Seller and Purchaser and shall be enforceable against any Party in a court of competent jurisdiction. Anything in this Section 5.7 or the other provisions of this Agreement to the contrary notwithstanding, to the extent that all Title Disputes and Environmental Disputes have not been resolved prior to the Closing by arbitration or otherwise: (a) the Subject Interests affected by such unresolved Title Defects and Environmental Defects shall be conveyed to Purchaser at the Closing; (b) an amount equal to (i) the aggregate Title Defect Values (as asserted in good faith by Purchaser, unless the Parties have otherwise agreed upon an amount) of the Subject Interests (or portion thereof) affected by such unresolved Title Disputes and (ii) the aggregate Allocated Values of the Subject Interests affected by such unresolved Environmental Disputes shall be deducted from amounts otherwise payable at the Closing under Section 8.2(b)(iii); and (c) as each such Title Dispute or Environmental Dispute is resolved by the Arbitrator or by agreement of Purchaser and Seller, Purchaser shall pay or retain, as applicable, amounts on account of such resolved Title Dispute or Environmental Dispute (and any interest or other earnings thereon): (i) to Purchaser if and to the extent resolved in favor of Purchaser, and (ii) otherwise, to Seller. In connection with any determination of an Environmental Dispute by an Arbitrator pursuant to this Section 5.7, it is understood that: (a) neither Party may introduce or otherwise use information obtained by Purchaser after the date of the Environmental Defect Notice with respect to the Environmental Defect in dispute or its Environmental Defect Value, and in no event may the Arbitrator consider or give weight to any such information, (b) either Party may assert any violation of Environmental Law that is not specified in the Environmental Defect Notice with respect to the Environmental Defect in dispute, and (c) the Environmental Defect Value of an Environmental Defect may not exceed the amount thereof asserted in the Environmental Defect Notice with respect thereto.

5.8	Consents to Assignment and Preferential Rights.

(a)    Seller shall exercise commercially reasonable efforts, but without any obligation to incur unreasonable costs and expenses in connection therewith, to obtain all Third-Party Consents applicable to the assignment or transfer of any of the Subject Interests, which are required in connection with the assignment of any Subject Interests to Purchaser (each a “Consent”) and waivers of all Preferential Rights. IN NO EVENT shall there be included in the Assignment at Closing any Subject Interests (or part thereof) that is subject to a Consent to Assign which provides that the transfer of the Subject Interests without consent or waiver shall or may result in (i) a termination or impairment of any rights in relation to the affected Subject Interests or (ii) a termination impairment of the assignment thereof, as to the affected Subject Interests or otherwise in the event that such Consent to Assign has not been satisfied (or otherwise rendered of no further force and effect) as of the Closing. In the event that a Consent has not been satisfied (or otherwise rendered of no force or effect) prior to Closing, the Subject Interests (or portion thereof) affected thereby shall be deemed to be subject to a Title Defect and excluded from the transactions contemplated hereby and the Purchase Price shall be adjusted downward by the Allocated Value of the excluded portion of the affected Subject Interests; provided, however, Seller shall use commercially reasonable efforts to satisfy (or cause to be satisfied) such Consent within three (3) months after Closing. If such Consent is so satisfied, Seller shall give notice to Purchaser as soon as possible after Seller learns that such Consent has been satisfied, but in no event later than three (3) months after the Closing Date, and Purchaser shall have the obligation to purchase the Subject Interests (or portion thereof) affected by such Consent from Seller and Seller shall have the obligation to sell such Subject Interests (or portion thereof) to Purchaser for the Allocated Value thereof, subject to the terms and conditions of this Agreement as if the transaction had occurred at Closing.

(b)    In the event such Consent with respect to any Subject Interests (or portion thereof) is not satisfied within three (3) months after the Closing Date, then Purchaser may, in its sole discretion, proceed with a closing on such affected Subject Interests (or portion thereof) in which case Purchaser shall be deemed to have waived any objection (and shall be obligated to indemnify Seller for all Claims) with respect to non-compliance with such Consent with respect to such affected Subject Interests (or portion thereof).

(c)    Seller shall promptly give notices to all third parties holding any Preferential Rights and shall respect to non-compliance with such Consent with respect to such affected Subject Interests (or portion thereof) use commercially reasonable efforts, but without any obligation to incur unreasonable cost or expense, to obtain waivers of, or comply with, any such Preferential Rights. If any Preferential Rights are exercised prior to Closing, the portion of the Subject Interests affected thereby shall be excluded from the transactions contemplated hereby, and the Purchase Price shall be adjusted downward by the Allocated Value of the excluded portion of the affected Subject Interests. Seller will not be liable to Purchaser if any Preferential Rights are exercised, except for the Purchase Price adjustment herein provided. If before Closing, any Preferential Right has not been waived or exercised in accordance with the terms, and the time period for such exercise has not expired, the Parties shall proceed to Closing as to the portion of the Subject Interests affected thereby. After Closing, if (i) any holder of Preferential Rights has alleged or alleges improper notice of sale, (ii) Seller or Purchaser discover, or any third party alleges, the existence of additional Preferential Rights, or (iii) the time period for exercise of any Preferential Right did not expire before Closing, Seller and Purchaser will attempt to obtain waivers of such Preferential Rights. Purchaser shall be entitled to receive (and Seller hereby assigns to Purchaser all of Seller’s rights to) all proceeds to be received by Seller from such third party, in connection with the sale, due to an exercise of Preferential Rights, of any portion of the Subject Interests Purchaser was to receive under this Agreement. Purchaser’s receipt of proceeds from the sale of the affected Subject Interests shall be Purchaser’s sole remedy if Preferential Rights are established and exercised after Closing.

ARTICLE VI

INTERIM MATTERS AND OPERATIONS

6.1	Operation of the Subject Interests.

(a)    From and after the date of execution of this Agreement, and subject to the provisions of applicable operating and other agreements, Seller shall use commercially reasonable efforts during the period prior to the Closing, and until one month after the Closing Date, (i) to operate and administer the Subject Interests in a manner consistent with its past practices, (ii) make payment of all costs and expenses attributable to the ownership or operation of the Subject Interests and relating to the period prior to the transfer of operations of the Subject Interests as of the Effective Time, (iii) carry on its business with respect to the Subject Interests in substantially the same manner as before execution of this Agreement, and (iv) use commercially reasonable efforts to preserve in full force and effect all Leases, Permits and Contracts that relate to the Subject Interests in a manner consistent with its past practices.

(b)    Purchaser acknowledges that Seller owns undivided interests in some or all of the Subject Interests, and Purchaser agrees that the acts or omissions of the other working interest’s owners shall not constitute a violation of the provisions of this Article VI, nor shall any action required by a vote of working interest owners constitute such a violation so long as Seller has voted its interest in a manner that complies with the provisions of this Article VI;

(c)    Purchaser, its affiliate or designee shall be the operator of the Subject interests after closing for all purposes, except that Seller shall make all filings and pay all costs and expenses and carry out all accounting functions for the Subject Interests for the period from the Closing until one month after the Closing Date; provided that Purchaser shall bear all costs and expenses for such one month period, which shall be accounted for as part of the post-Closing adjustments under Section 8.4. The obligations of Seller under this Section 6.1 shall be modified as appropriate to account for the provisions of a Transition Operating Agreement to be executed by Purchaser and Redline Energy LLC at or prior to the Closing.

6.2    Purchaser’s Qualification. At Closing, Purchaser shall be qualified and shall meet all requirements, including bonding requirements, to be an operating owner of the Subject Interests.

6.3    Additional Arrangements. Subject to the terms and conditions herein provided, each of the Parties shall take, or cause to be taken, all action and shall do, or cause to be done, all things necessary, appropriate or desirable under any applicable Laws or under applicable governing agreements to consummate and make effective the transactions contemplated by this Agreement, including using reasonable efforts to obtain all necessary waivers, consents and approvals and effecting all necessary registrations and filings. Each of the Parties shall take, or cause to be taken, all action or shall do, or cause to be done, all things necessary, appropriate or desirable to cause the covenants and conditions applicable to the transactions contemplated hereby to be performed or satisfied as soon as practicable.

6.4    Public Announcements. Seller and Purchaser shall consult with each other before either of them issues any press release or otherwise makes any public statement with respect to the transactions contemplated by this Agreement, and no Party shall issue any press release or make any such public statement prior to obtaining the approval of the other Party (not to be unreasonably withheld); provided, however, that such approval shall not be required where such release or announcement is required to be made by a Party under applicable law, so long as the other Party is provided the opportunity to review and comment on such release at least 5 days in advance.

6.5    Notification of Certain Matters. Seller shall give prompt notice to Purchaser of Seller’s Knowledge prior to the Closing of: (a) any representation or warranty contained in Article III being untrue or inaccurate in any material respect when made, (b) the occurrence of any event or development that would cause (or could reasonably be expected to cause) any representation or warranty contained in Article III to be untrue or inaccurate in any material respect on the Closing Date, (c) any failure of Seller to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by Seller hereunder, and/or (d) any representation and warranty contained in Article IV being or becoming untrue or inaccurate in any material respect when made or as of a later date. Purchaser shall give prompt notice to Seller of Purchaser’s Knowledge prior to the Closing of: (w) any representation or warranty contained in Article IV being untrue or inaccurate in any material respect when made, (x) the occurrence of any event or development that would cause (or could reasonably be expected to cause) any representation or warranty contained in Article IV to be untrue or inaccurate in any material respect on the Closing Date, (y) any failure of Purchaser to comply with or satisfy any covenant, condition, or agreement to be complied with or satisfied by it hereunder, and/or (z) any representation and warranty contained in Article III being or becoming untrue or inaccurate in any material respect when made or as of a later date. No disclosure by any Party pursuant to this Section 6.5, however, shall be deemed to amend or supplement the Schedules hereto or to prevent or cure any misrepresentation, breach of warranty, or breach of covenant. Neither Party shall be entitled to make a claim under this Agreement (including pursuant to Article X) or otherwise with respect to any matter for which such Party fails to provide a notice in accordance with clause (d) or clause (z) of this Section 6.5 (as applicable).

6.6    Payment of Expenses. Each Party shall pay its own expenses incident to preparing for, entering into and carrying out this Agreement and the consummation of the transactions contemplated hereby, whether or not Closing occurs.

ARTICLE VII

CONDITIONS

7.1    Conditions to Each Party’s Obligation to Proceed with Closing. The respective obligations of each Party to proceed with Closing shall be subject to the satisfaction, at or prior to the Closing, of the following conditions:

(a)

Approvals. All filings required to be made prior to the Closing with, and all consents, approvals, permits and authorizations required to be obtained prior to the Closing from, any Governmental Authority in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by the Parties shall have been made or obtained (as the case may be), except where the failure to obtain such consents, approvals, permits and authorizations would not be reasonably likely to result in a Material Adverse Effect on Purchaser (assuming Closing has taken place) or to materially adversely affect the consummation of the transactions contemplated by this Agreement.

(b)

No Injunctions or Restraints. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the transactions contemplated by this Agreement shall be in effect.

7.2    Conditions to Obligations of Purchaser. The obligations of Purchaser to proceed with Closing are subject to the satisfaction of the following conditions, any or all of which may be waived in whole or in part by Purchaser:

(a)    Representations and Warranties. The representations and warranties of Seller set forth in Article III shall be true and correct in all material respects as of the Closing Date as though made on and as of that time (except that any such representations and warranties which expressly relate only to an earlier date shall be true and correct on the Closing Date as of such earlier date), and Purchaser shall have received a certificate signed by a Responsible Officer of Seller to such effect.

(b)    Performance of Covenants and Agreements by Seller. Seller shall have performed in all material respects all covenants and agreements required to be performed by it under this Agreement at or prior to the Closing Date, and Purchaser shall have received a certificate signed by a Responsible Officer of Seller to such effect.

7.3    Conditions to Obligations of Seller. The obligations of Seller to proceed with Closing are subject to the satisfaction of the following conditions, any or all of which may be waived in whole or in part by Seller:

(a)    Representations and Warranties. The representations and warranties of Purchaser set forth in Article IV shall be true and correct in all material respects as of the Closing Date as though made on and as of that time (except that any such representations and warranties which expressly relate only to an earlier date shall be true and correct on the Closing Date as of such earlier date), and Seller shall have received a certificate signed by a Responsible Officer of Purchaser to such effect.

(b)    Performance of Covenants and Agreements by Purchaser. Purchaser shall have performed in all material respects all covenants and agreements required to be performed by it under this Agreement at or prior to the Closing Date, and Seller shall have received a certificate signed by a Responsible Officer of Purchaser to such effect. Purchaser shall agree in writing to participate, to the extent of the working interest acquired pursuant to the terms of this agreement in the development of the Subject Interests subject to the terms of this Agreement.

ARTICLE VIII

CLOSING

8.1    Time and Place of the Closing. If the conditions referred to in Article VII have been satisfied or waived in writing, the Closing shall take place at the offices of Seller, whose address is PO Box 350, Dover, OK 73734 at 10:00 am on the Closing Date, or by electronic means if the parties so elect. Time is of the essence in the performance of this Agreement. All events of Closing shall each be deemed to have occurred simultaneously with the other, regardless of when actually occurring, and each shall be a condition precedent to the other. If the Closing occurs, all conditions of Closing shall be deemed to have been satisfied or waived (but Seller’s and Purchaser’s representations and warranties shall not be waived and shall survive the Closing subject to the limitations set forth in this Agreement).

8.2    Allocation of Costs and Expenses and Adjustments to Purchase Price at the Closing.

(a)	At the Closing, the Purchase Price shall be increased by the following amounts (without duplication):

(i) the amount of all paid ad valorem, property, production or similar taxes and assessments based upon or measured by the ownership of the Subject Interests, insofar as such taxes relate to periods of time from and after the Effective Time, have been paid by Seller.

(ii) the value of all oil contained in the storage tanks, less 1’ 4” in each tank for BS&W, using the WTI oil price, less normal differentials, and reduced to the Seller’s interest.

(b)	At the Closing, the Purchase Price shall be decreased by the following amounts (without duplication):
(i)

an amount equal to the sales proceeds (net of applicable severance and production taxes) paid by the first purchaser of the Hydrocarbons produced, saved and sold from the Subject Interests from the Effective Time to the Closing Date, which Purchase Price Allocations and Adjustments shall (A) for purposes of the pre-Closing Statement, be based upon actual amounts, if available, and upon such estimates as are reasonably agreed upon by the Parties, to the extent actual amounts are not known at Closing, and (B) for purposes of the Final Settlement Statement, be based upon actual amounts;

(ii) the Allocated Value of any Subject Interests excluded from the purchase and sale contemplated herein pursuant to the provisions of Article V; all downward Purchase Price adjustments in connection with Title Defects and Environmental Defects determined in accordance with Article V; and any other amount provided for in this Agreement or agreed upon in writing by Purchaser and Seller.

The allocations of costs and expenses and/or adjustments described in Sections 8.2(a) and (b) are referred to herein as the “Purchase Price Allocations and Adjustments.”

8.3    Closing Adjustments and Allocations Statement. On or before the third (3rd) Business Day prior to the Closing Date, Seller shall prepare and deliver to Purchaser a statement of the estimated Purchase Price Allocations and Adjustments (the “Statement”), which Statement shall be based upon the then most currently available data and information in order to make the adjustments as provided in Section 8.2.

8.4     Post-Closing Allocations and Adjustments to Purchase Price.

(a)     On or before ninety (90) days after the Closing Date, Seller shall prepare and deliver to Purchaser a revised Statement (“Final Settlement Statement”) setting forth the actual Purchase Price Allocations and Adjustments for any of the items included in the Purchase Price Allocations and Adjustments that were not fully known by the Parties as of the Closing Date. Each Party shall provide the other such data and information as may be reasonably requested to permit Seller to prepare the Final Settlement Statement or to permit Purchaser to perform or cause to be performed an audit of the Final Settlement Statement. The Final Settlement Statement shall become final and binding upon the parties on the thirtieth (30th) day following receipt thereof by Purchaser (the “Final Settlement Date”) unless Purchaser gives written notice of its disagreement (a “Notice of Disagreement”) to Seller prior to such date. Any Notice of Disagreement shall specify in reasonable detail the dollar amount and the nature and basis of any disagreement so asserted. If a Notice of Disagreement is received by Seller in a timely manner, then the Parties shall resolve the dispute evidenced by the Notice of Disagreement by mutual agreement, or otherwise in accordance with Section 5.7.

(b)     If the amount of the adjusted Purchase Price as set forth on the Final Settlement Statement exceeds the amount of the estimated Purchase Price paid at the Closing, then Purchaser shall pay in immediately available funds to Seller the amount by which the Purchase Price as set forth on the Final Settlement Statement exceeds the amount of the estimated Purchase Price paid at the Closing. If the amount of the adjusted Purchase Price as set forth on the Final Settlement Statement is less than the amount of the estimated Purchase Price paid at the Closing, then Seller shall pay in immediately available funds to Purchaser the amount by which the Purchase Price as set forth on the Final Settlement Statement is less than the amount of the estimated Purchase Price paid at the Closing. All such payments required to be made under this Section 8.4(c) shall be made within five (5) Business Days after the Final Settlement Date or, in the event a Notice of Disagreement is delivered to Seller, within five (5) Business Days after Seller and Purchaser mutually agree or the Designated Accountant renders a determination on the Final Settlement Statement.

(c)     Pursuant to Section 8.2(b), the Purchase Price is to be reduced by the value of Hydrocarbons produced during the period from the Effective Time to the Closing Date. If Purchaser shall receive any revenues attributable to such Hydrocarbons for any reason, Purchaser shall promptly remit same in immediately available funds to Seller. Likewise, if Seller shall for any reason receive any of the proceeds of sale of Hydrocarbons produced and saved from the Subject Interests and attributable to the period from and after the Closing Date or any other revenues attributable to the ownership or operation of the Subject Interests from and after the Effective Time, Seller shall promptly remit same in immediately available funds to Purchaser.

(d)      Except as otherwise provided in this Agreement, any costs and expenses, including taxes (other than taxes on gross income, net income or gross receipts) relating to the Subject Interests which are not reflected in the Final Settlement Statement shall be treated as follows:

(i) All costs and expenses relating to the Subject Interests or which Seller is responsible shall be the sole obligation of Seller and Seller shall promptly pay, or if paid by Purchaser, promptly reimburse Purchaser in immediately available funds for and indemnify, defend, and hold Purchaser harmless from and against the same; and

(ii) All costs and expenses relating to the Subject Interests for which Purchaser is responsible shall be the sole obligation of Purchaser and Purchaser shall promptly pay, or if paid by Seller, promptly reimburse Seller in immediately available funds for and indemnify, defend and hold Seller harmless from and against the same.

(iii) Transfer Taxes. All sales, use and other taxes (other than taxes on gross income, net income or gross receipts) and duties, levies or other governmental charges incurred by or imposed with respect to the property transfers undertaken pursuant to this Agreement (including any interest or penalties with respect thereto) shall be the responsibility of, and shall be paid by, Purchaser to the extent not remitted by Seller pursuant to Section 8.2(a). Seller and Purchaser agree to cooperate in establishing that the requirements of any applicable exemption from such taxes have been satisfied.

(iv) Ad Valorem and Similar Taxes. Ad valorem, personal property and similar taxes imposed with respect to a period which begins before and ends on or after the Effective Time (a “Straddle Period”) shall be prorated based on the number of days in such Straddle Period before and on or after the Effective Time. Seller’s share of such taxes shall be equal to the amount of such taxes for the Straddle Period multiplied by a fraction, the numerator of which is the number of days in such Straddle Period before the Effective Time, and the denominator of which is the total number of days in the Straddle Period. Purchaser’s share of such taxes shall be equal to the amount of such taxes for the Straddle Period multiplied by a fraction, the numerator of which is the number of days in such Straddle Period on or after the Effective Time (with the Effective Time being included in the number of days after the Effective Time), and the denominator of which is the total number of days in the Straddle Period. If both Party pays such taxes for which the other Party is responsible, and the amount of such payment is not taken into account as an adjustment to the Purchase Price under Section 8.2, then upon receipt of evidence of payment the nonpaying Party will reimburse the paying Party promptly for the nonpaying Party’s share of such taxes.

8.5      Actions of Seller at the Closing and Post Closing.

At the Closing, Seller shall:

(a) execute the Statement evidencing the amounts to be wire transferred into the account of Seller at Closing;

(b) execute and deliver to Purchaser letters in lieu of transfer or division orders as may be reasonably requested by Purchaser directing all purchasers of production from the Subject Interests to make payment of proceeds attributable to such production to Purchaser from and after the later of the Closing Date;

(c) deliver to Purchaser possession of its proportionate share of the Subject Interests;

(d) execute and deliver to Purchaser an affidavit attesting to its non-foreign status and meeting the requirements of Section 1445(b)(2) of the Code and the regulations thereunder;

(e) execute and deliver such documentation as may be required to be submitted in connection with the remittance of sales tax pursuant to Section 8.2(a)(vii); and execute, acknowledge and deliver any other agreements provided for herein or necessary or desirable to effectuate the transactions contemplated hereby.

(f) Concurrently with Closing, execute, acknowledge and deliver to Purchaser an Assignment of Oil, Gas and Mineral Leases and Bill of Sale for Wells in the form acceptable to Purchaser in its reasonable discretion (the “Assignment”), effective as of the Effective Time, and such other conveyances, assignments, transfers, bills of sale and other instruments (in form and substance mutually agreed upon by Purchaser and Seller) as may be necessary or desirable to convey the Subject Interests to Purchaser;

(g) Deliver a certificate of Good Standing for Seller with a current date from the Oklahoma Secretary of State;

(h) Deliver an Officer’s Certificate in form acceptable to Purchaser concerning the authority and identity of any Seller Officer executing this Agreement and related Closing documents;

(i) Deliver a Division of Interest statement as required by Exhibit A to the Option Agreement; and

(j) Deliver executed Assignments in recordable form acceptable to Purchaser in its sole discretion, from JC Land Inc., First Liberty Energy, Inc. and Blackwater Energy, LLC to Seller, assigning to Seller the Subject Interests located in Section 1, T. 17 N., R. 3 W., as described in Exhibit A, and also deliver an executed Correction Assignment in recordable form acceptable to Purchaser in its sole discretion, from Wrangler Energy, LLC, assigning to Seller certain leasehold interests in and to the Subject Interests.

8.6      Actions of Purchaser at the Closing. At the Closing, Purchaser shall:

(a) Purchaser shall pay the Closing Amount net of any and all adjustments set out in this Agreement, to Purchaser; and

(b) If appropriate, execute the Statement evidencing the amounts to be wire transferred into the account of Seller at Closing; and

(c) take possession its proportionate share of the Subject Interests.

(d) execute, acknowledge and deliver the Assignment and any other agreements provided for herein or necessary or desirable to effectuate the transactions contemplated hereby.

8.7      Assignment; Recordation; Further Assurances.

(a) The Assignment shall be with representation and express and implied warranty of title. Seller shall specially warrant and agree to defend the title to the Subject Interests against the lawful claims and demands of all persons claiming the same, or any part thereof by, through and under Seller, but not otherwise, subject to and excepting all Permitted Encumbrances. The damages recoverable for a breach of such warranty of title with respect to any Subject Interests shall not exceed the Allocated Value of the relevant Subject Interests and actual costs associated with remedying the failure of title, including but not limited to legal costs.

(b) Promptly following the Closing, Purchaser shall cause the documents identified herein and the Assignment to be recorded or filed in the appropriate real property or other applicable records, and Purchaser shall promptly provide Seller copies of all such recorded or filed instruments. Purchaser shall be responsible for all applicable recording fees.

(c) Subject to such additional period of time as Seller reasonably requires using the Records in the conduct of operations after Closing, Seller shall make the Records available to Purchaser to review and copy be during normal business hours within thirty (30) days after the Closing, to the extent the Records are in the possession of Seller and are not subject to contractual restrictions on transferability.

(d) After the Closing Date, each Party, at the request of the other Party and without additional consideration, shall execute and deliver, or shall cause to be executed and delivered, from time to time such further instruments of conveyance and transfer and shall take such other action as the other Party may reasonably request to convey and deliver the Subject Interests to Purchaser and to accomplish the orderly transfer of the Subject Interests to Purchaser in the manner contemplated by this Agreement. After the Closing, the Parties will cooperate to have all proceeds received attributable to the Subject Interests to be paid to the proper Party hereunder and to have all expenditures to be made with respect to the Subject Interests be made by the proper Party hereunder.

8.8	Area of Mutual Interest.

(a) “Additional Interest” shall mean any oil, gas or mineral fee interest, oil, gas or mineral leasehold interest, royalty interest, overriding royalty interest, net profits interest, production payment, operating rights, or other rights or interests in oil, gas or other minerals within Sections 1, 6 and 12, T. 17 N., R. 3 W., Logan County, Oklahoma (the “Project Area”), acquired directly or indirectly by any Party by farmout, option, assignment or purchase. Any Additional Interest acquired directly or indirectly by any Party shall be subject to this Section 8.8. If an Additional Interest covers lands located within the Project Area and lands located outside the Project Area, only that portion of the Additional Interest within the Project Area shall be subject to this Section 8.8, unless the Parties otherwise agree.

(b) If a Party (the “Acquiring Party”) acquires an Additional Interest prior to May 31, 2022, it shall, on or before 30 days after the acquisition, deliver written notice on the other Party with full particulars relative to such acquisition (i.e. net acres, net revenue interest, bonus, back-in, price, etc.), and if the Acquiring Party is the Seller it shall promptly assign the Additional Interest to Purchaser, using an Assignment, Bill of Sale and Conveyance containing the same terms and warranty of title as the Assignment executed by Seller at the Closing.

(c) If an Additional Interest is acquired by either Party prior to the deadline provided in Section 8.8(b) above, then any such Additional Interest that is located in Section 12, T. 17 N. R. 3W. shall be subject to the Production Payment provisions of Section 8.9 below.

8.9	Production Payment.

(a) At any time after the Closing if Purchaser acquires (either from its own acquisition or through assignment from Seller pursuant to Section 8.8) good title (determined in Purchaser’s sole discretion) to any Additional Interest located in Section 12, T. 17 N., R. 3 W., then Purchaser shall notify Seller in writing of the date on which such acquisition was completed (the “Acquisition Date”).

(b) After the Acquisition Date, Purchaser shall pay Seller an amount each calendar month equal to 3 percent of the Net Revenue received by Purchaser from production for such month from any new well drilled in such Section 12 on which actual drilling operations are commenced after the Acquisition Date (but excluding any workovers or recompletions on wells existing prior to the Acquisition Date), until payments to Seller under this Section 8.9 equal

$350,000. Amounts due hereunder shall be paid not later than 45 days after the last day of each calendar month for which payments are due.

(c) For purposes of this Section 8.9, “Net Revenue” shall mean all revenues from oil, gas and other hydrocarbons produced, saved and sold from any new well on Section 12, after deducting therefrom all operating and marketing costs, landowner royalties, overriding royalties, any other burdens on production, and all taxes on such production.

ARTICLE IX

TERMINATION

9.1	Termination Rights. This Agreement may be terminated at any time prior to the Closing:

(a)     By mutual written consent of Purchaser and Seller;

(b)    By either Purchaser or Seller if (i) the Closing has not occurred by March 31, 2022 or such later date to which the Closing Date has been delayed pursuant to Section 5.4, 5.7 or 5.8 (provided, however, that the right to terminate this Agreement pursuant to this clause shall not be available to any Party whose breach of any representation or warranty or failure to perform any covenant or agreement under this Agreement has been the cause of or resulted in the failure of Closing to occur on or before such date); or (ii) any Governmental Authority shall have issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting Closing;

(c)    By Purchaser if (i) there has been a material breach of the representations and warranties made by Seller in Article III (provided, however, that Purchaser shall not be entitled to terminate this Agreement pursuant to this clause (i) unless Purchaser has given Seller at least fifteen (15) days prior notice of such breach, Seller has failed to cure such breach within the fifteen (15) day period following receipt of such notice, and the condition described in Section 7.2(a), other than the provision thereof relating to the certificate signed by a Responsible Officer of Seller, would not be satisfied if the Closing were to occur on the day on which Purchaser gives Seller notice of such termination); or (ii) Seller has failed to comply in any material respect with any of its covenants or agreements contained in this Agreement and such failure has not been, or cannot be, cured within a reasonable time after notice and demand for cure thereof;

(d)    By Seller if (i) there has been a material breach of the representations and warranties made by Purchaser in Article IV (provided, however, that Seller shall not be entitled to terminate this Agreement pursuant to this clause (i) unless Seller has given Purchaser at least fifteen (15) days prior notice of such breach, Purchaser has failed to cure such breach within the fifteen (15) day period following receipt of such notice, and the condition described in Section 7.3(a), other than the provision thereof relating to the certificate signed by a Responsible Officer of Purchaser, would not be satisfied if the Closing were to occur on the day on which Seller gives Purchaser notice of such termination); or (ii) Purchaser has failed to comply in any material respect with any of its respective covenants or agreements contained in this Agreement, and such failure has not been, or cannot be, cured within a reasonable time after notice and a demand for cure thereof;

9.2    Effect of Termination. If this Agreement is terminated by either Purchaser or Seller pursuant to the provisions of Section 9.1: (a) this Agreement shall forthwith become void except for, and there shall be no further obligation on the part of any Party or its respective Affiliates, directors, managers, officers, members or stockholders except pursuant to, the provisions of Sections 2.5, 3.8, 4.9, 5.1 (but with respect to Section 5.1, only to the extent of the confidentiality and indemnification provisions contained therein), 6.6 and 6.8 and the Confidentiality Agreement (which shall continue pursuant to their terms), and (b) Seller shall be free immediately to enjoy all rights of ownership of the Subject Interests and to sell, transfer, encumber or otherwise dispose of all or any portion of the Subject Interests to any party without any restriction under this Agreement.

ARTICLE X

ASSUMPTION AND INDEMNIFICATION

10.1    Purchaser’s Obligations after Closing. Upon and after Closing, Purchaser will assume and perform all the obligations, liabilities and duties relating or with respect to the ownership of the Subject Interests that are attributable to periods after the Effective Time, together with the obligations assumed by Purchaser under this Agreement (collectively, the “Assumed Obligations”). Without limiting the generality of the foregoing, the Assumed Obligations shall also specifically include:

(i) Responsibility for the performance of its proportionate share of all express and implied obligations under the Subject Interests, together with all other instruments in the chain of title to the Subject Interests , the Leases, the Contracts, the Permits and all other orders, contracts and agreements to which the Subject Interests are subject, including the payment of royalties and overriding royalties, in each case to the extent attributable to the periods from or after the Effective Time, except to the extent reflected in one or more of the Purchase Price Allocations and Adjustments;

(ii) Responsibility for compliance with all federal, state and local laws, rules, regulations, guidances, ordinances, decrees and orders (“Laws”) now or hereafter in effect pertaining to the Subject Interests, and the procurement and maintenance of all permits, consents and authorizations of or required by Governmental Authorities in connection with the Subject Interests, attributable to periods before or after the Effective Time.

10.2    Seller’s Obligations after Closing. After Closing, Seller will retain responsibility for its proportionate share of (a) the payment of all operating expenses and capital expenditures related to the Subject Interests and attributable to Seller’s ownership and operation of the Subject Interests , (b) severance, ad valorem and similar taxes measured by the value of the Subject Interests or measured by the production of Hydrocarbons applicable to the period prior to the Effective Time, and (c) third-party claims with respect to payments of lease royalties in respect of the Leases during Seller’s ownership of the Subject Interests , except as related to Suspended Proceeds, collectively (the “Retained Obligations”).

10.3    Plugging and Abandonment Obligations. Upon and after the Closing, Purchaser assumes full responsibility and liability for its proportionate share of the plugging and abandonment obligations related to all the wells on the Coral Leases.

10.4    Seller’s Indemnity. After Closing, Seller shall release and indemnify, defend and hold Purchaser and its Representatives (the “Purchaser Indemnified Parties”) harmless from and against any and all Claims caused by, resulting from or incidental to the Retained Obligations, and any Claims caused by or resulting from (a) any inaccuracy of any representation or warranty of Seller set forth in this Agreement, or (b) any breach of, or failure to perform or satisfy, any of the covenants and obligations of Seller hereunder.

10.5    Notices and Defense of Indemnified Claims. Each Party shall promptly notify the other Party of any Claim of which it becomes aware and for which it or any of its Representatives is entitled to indemnification from the other Party under this Agreement. The indemnifying Party shall be obligated to defend, at the indemnifying Party’s sole expense, any litigation or other administrative or adversarial proceeding against the indemnified Party relating to any Claim for which the indemnifying Party has agreed to release and indemnify and hold the indemnified Party harmless under this Agreement. However, the indemnified Party shall have the right to participate with the indemnifying Party in the defense of any such Claim at its own expense.

10.6    Survival. The representations, warranties, covenants, agreements and indemnities of the Parties set forth herein shall survive the Closing, and the consummation of the transactions contemplated hereby; provided, that the representations, warranties, covenants, and agreements.

ARTICLE XI

DISCLAIMERS AND CASUALTY LOSS

11.1 Casualty Loss; Condemnation.

Purchaser shall assume all risk of loss with respect to, and any change in the condition of, the Subject Interests from and after the Closing Date.

If after the Effective Time and prior to the Closing any part of the Subject Interests shall be damaged or destroyed by fire or other casualty or if any part of the Subject Interests shall be taken in condemnation or under the right of eminent domain or if proceedings for such purposes shall be pending or threatened (“Casualty Loss”), this Agreement shall remain in full force and effect notwithstanding any such damage, destruction, taking or proceeding, or the threat thereof, and the Parties shall proceed with the transactions contemplated by this Agreement notwithstanding such damage, destruction, taking or proceeding (c) Notwithstanding Article XI, in the event of any loss described herein, at the Closing, Seller shall pay to Purchaser all sums paid to Seller by third parties by reason of the damage, destruction or taking of such Subject Interests (up to the Allocated Value thereof) and shall assign, transfer and set over unto Purchaser all of the rights, title and interest of Seller in and to any claims, causes of action, unpaid proceeds or other payments from third parties arising out of such damage, destruction or taking (up to the Allocated Value thereof). Notwithstanding anything to the contrary in this Article XI, Seller shall not be obligated to carry or maintain any insurance coverage with respect to any of the Subject Interests other than as required under applicable operating agreements affecting such Subject Interests.

ARTICLE XII

MISCELLANEOUS

12.1    Amendment. This Agreement may not be amended except by a written instrument signed on behalf of each of the Parties.

12.2    Notices. Any notice or other communication required or permitted hereunder shall be in writing and either delivered personally (effective on the date of transmission if transmitted before 5:00 p.m. at the location to which transmitted on a Business Day or upon delivery), by facsimile transmission (effective on the next Business Day after transmission), by recognized overnight delivery service (effective on the next Business Day after delivery to the service), or by registered or certified mail, postage prepaid and return receipt requested (effective on the fifth Business Day after being so mailed), at the following addresses or facsimile transmission numbers (or at such other address or facsimile transmission number for a Party as shall be specified by like notice):

If to Purchaser:

Alpha Energy, Inc 4162 M

eyerwood Dr.

Houston, TX 77025

Attention: John Lepin

If to Seller:

Randy Matthews

Progressive Well Service, LLC

PO Box 350

Dover, OK 73734

12.3    Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart.

12.4    Entire Agreement. No Third-Party Beneficiaries. This Agreement (together with the documents and instruments delivered by the Parties in connection with this Agreement): (a) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between or between the Parties with respect to the subject matter hereof; and (b) except as specifically provided in Article X, is solely for the benefit of the Parties and their respective successors, legal representatives and assigns and does not confer on any other Person any rights or remedies hereunder. The Parties agree that no Party has made or relied upon any express or implied agreements, representations or warranties to the other Party, in all cases relating to the transactions contemplated by this Agreement, which are not expressly set forth in this Agreement.

12.5    Applicable Law and Venue. This Agreement shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of Oklahoma, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof. The Parties irrevocably consent to the personal jurisdiction of the federal and/or the state courts located in Logan County, Oklahoma, and unconditionally agree that any and all claims, disputes and/or controversies arising out of or related to this Agreement shall be adjudicated in the federal and/or state courts located in Logan County, Oklahoma. By signing this Agreement, all signatories heroto agree that they are doing businness for personal jurisdiction requirements in Logan County, Oklahoma.

12.6    Severability. Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

12.7    Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the Parties (excluding assignments by operation of law) without the prior written consent of the other Party, This Agreement will be binding upon, inure to the benefit of and be enforceable by the Parties and their respective successors and assigns.

IN WITNESS WHEREOF, the  Parties have caused this Agreement to be executed by their respective duly authorized representatives, as of the date first written above.

Seller.

EXHIBIT A – Part 1

(LEASES, WELLS AND PRODUCTION THEREFROM)

ATTACHED TO AND MADE A PART OF THAT CERTAIN PURCHASE AND SALE AGREEMENT BY

AND BETWEEN PROGRESSIVE WELL SERVICE, LLC, AS SELLER, AND ALPHA ENERGY, INC., AS

PURCHASER, DATED THE 17th DAY OF FEBRUARY 2022

SCHEDULE I- (LEASES) & (WELLBORES):

N/2 OF SECTION 1-T17N-R3W

Wellbores

LOGAN COUNTY 29-1 (CORAL #29-1); API #083-23928

S/2 N/2 SW/4 NE/4 (890' FSL and 660' FWL) of the drilling and spacing unit comprised of the W/2 NE/4 of Section 1-T17N-R3W, Logan County, Oklahoma

Force Pooled Interest acquired pursuant to OCC Pooling Order No. 579853 dated October 27, 2010, entered in Cause CD No. 201003630, the Application of First Liberty Energy, Inc. to force pool the drilling and spacing unit comprised of the W/2 NE/4 of Section 1, T17N, R3W, Logan County, Oklahoma

LOGAN COUNTY 1-1 (RIVER #1-1); API #083-23886

E/2 E/2 SE/4 NW/4 (660' FSL and 2314' FWL) of the drilling and spacing unit comprised of the E/2 NW/4 of Section 1-T17N-R3W, Logan County, Oklahoma

Force Pooled Interest acquired pursuant to OCC Pooling Order No. 557372 dated July 28, 2008, entered in Cause CD No. 200803939, the Application of First Liberty Energy, Inc. to force pool the drilling and spacing unit comprised of the SE/4 NW/4; E/2 NW/4 and NW/4 of Section 1, T17N, R3W, Logan County, Oklahoma

Lease Interests

Dated:	January 25, 2011
Filed:	June 1, 2011
Recorded:	Book 2250, Page 622
Lessors:	Karen Sue Liles, Trustee of the Minnie L. Meador Living Trust
Lessee:	Easton Enterprises, Inc.
Description:	N/2 NW/4 a/d/a Lots 3 and 4, and the S/2 NW/4 and N/2 NE/4 NE/4 a/d/a Lots 1 and 2, and the S/2 NE/4 a/d/a all of the N/2 of Section 1-T17N-R3W, Logan County, less and except the Mississippi Lime and Viola formation only in Lot 3, and the SE/4 NW/4 of Section 1, T17N, R3W, Logan County, Oklahoma

Dated:	March 4, 2008

Filed:	April 28, 2008
Recorded:	Book 2066, Page 685
Lessors:	Robert M. McClaren, Administrator of the Maxine McClaren Estate
Lessee:	Easton Enterprises, Inc.
Description:	NW/4, Section 1-T17N-R3W, Logan County, Oklahoma

SE/4 OF SECTION 1-T17N-R3W

Wellbores

LOGAN COUNTY 1-31 (CORAL #1-31); API #083-23973

NE/4 SE/4 NW/4 SE/4 (760' FNL and 1' FEL) of the drilling and spacing unit comprised of the W/2 SE/4 of Section 1-T17N-R3W, Logan County, Oklahoma. Being 80 acres.

Lease Interests

Dated:	January 15, 2008
Filed:	February 10, 2010
Recorded:	Book 2171, Page 295
Lessors:	Don Samuel Davis, a married man dealing in his sole and separate property
Lessee:	Easton Enterprises, Inc.
Description:	SE/4 of Section 1-T17N-R3W, Logan County, Oklahoma

Dated:	February 8, 2010
Filed:	March 1, 2010
Recorded:	Book 2173, Page 580
Lessors:	James R. Beery, a married man dealing in his sole and separate property
Lessee:	Easton Enterprises, Inc.
Description:	SE/4, Section 1-T17N-R3W, Logan County, Oklahoma

Dated:	April 14, 2010
Filed:	May 12, 2010
Recorded:	Book 2184, Page 533
Lessors:	William L. and Gayle M. Grubbs, husband and wife
Lessee:	Easton Enterprises, Inc.
Description:	SE/4 of Section 1-T17N-R3W, Logan County, Oklahoma

Dated:	December 14, 2011
Filed:	January 24, 2012
Recorded:	Book 2294, Page 184
Lessors:	Charles G. Beery, a married man dealing in his sole and separate property
Lessee:	Easton Enterprises, Inc.
Description:	SE/4 of Section 1-T17N-R3W, Logan County, Oklahoma

SE/4 OF SECTION 2-T17N-R3W

Wellbores

LOGAN COUNTY 2-4 (CORAL #2-4); API #083-23696

SE/4 NW/4 SW/4 SE/4 (927' FSL and 543' FWL) of the drilling and spacing unit comprised of the W/2 SE/4 of Section 2-T17N-R3W, Logan County, Oklahoma

LOGAN COUNTY 2-19 (CORAL #2-19); API #083-23812

C N/2 NW/4 SE/4 (330' FNL and 660' FWL) of the drilling and spacing unit comprised of the W/2 SE/4 of Section 2-T17N-R3W, Logan County, Oklahoma

LOGAN COUNTY 2-9 (CORAL #2-9); API #083-23713

C SE/4 SE/4 (660' FSL and 660' FEL) of the drilling and spacing unit comprised of the E/2 SE/4 of Section 2- T17N-R3W, Logan County, Oklahoma

LOGAN COUNTY 2-24 (CORAL #2-24); API #083-23797A

E/2 NW/4 NE/4 SE/4 (330' FSL and 620' FWL) of the drilling and spacing unit comprised of the E/2 SE/4 of Section 2-T17N-R3W, Logan County, Oklahoma

Lease Interests

Dated:	May 12, 2003
Filed:	May 20, 2003
Recorded:	Book 1720, Page 694
Lessors:	Bennie Ray, a widower
Lessee:	Easton Enterprises, Inc.
Description:	SE/4 of Section 2-T17N-R3W, Logan County, Oklahoma

Dated:	April 28, 2003
Filed:	June 26, 2003
Recorded:	Book 1728, Page 154
Lessors:	Morris Ruby
Lessee:	Easton Enterprises, Inc.
Description:	SE/4, Section 2-T17N-R3W, Logan County, Oklahoma

Dated:	April 14, 2003
Filed:	June 26, 2003
Recorded:	Book 1728, Page 156
Lessors:	Grace Olesen
Lessee:	Easton Enterprises, Inc.
Description:	SE/4 Section 2-T17N-R3W

Dated:	July 1, 2003
Filed:	July 14, 2003
Recorded:	Book 1732, Page 183

Lessors:	Dorothy Berschman, heir of Lester Ruby, Deceased
Lessee:	William W. London, Inc.
Description:	SE/4 of Section 2-T17N-R3W, Logan County, Oklahoma

Dated:	July 1, 2003
Filed:	July 14, 2003
Recorded:	Book 1732, Page 185
Lessors:	Lois Campbell, sole heir of Nell Carson, Deceased
Lessee:	William W. London, Inc.
Description:	SE/4 of Section 2-T17N-R3W, Logan County, Oklahoma

Dated:	July 1, 2003
Filed:	July 14, 2003
Recorded:	Book 1732, Page 187
Lessors:	Betty Johnson, heir of Lester Ruby, Deceased
Lessee:	William W. London, Inc.
Description:	SE/4 of Section 2-T17N-R3W, Logan County, Oklahoma

Dated:	July 1, 2003
Filed:	July 14, 2003
Recorded:	Book 1732, Page 189
Lessors:	Ocella M. Ruby, a widow
Lessee:	William W. London, Inc.
Description:	SE/4 of Section 2-T17N-R3W, Logan County, Oklahoma

Dated:	July 1, 2003
Filed:	July 14, 2003
Recorded:	Book 1732, Page 191
Lessors:	Audrey Obbink, heir of Orville H. Ruby, Deceased
Lessee:	William W. London, Inc.
Description:	SE/4 of Section 2-T17N-R3W, Logan County, Oklahoma

Dated:	July 1, 2003
Filed:	July 14, 2003
Recorded:	Book 1732, Page 193
Lessors:	Delores D. Rinden, heir of Lester Ruby, Deceased
Lessee:	William W. London, Inc.
Description:	SE/4 of Section 2-T17N-R3W, Logan County, Oklahoma

Dated:	July 1, 2003
Filed:	July 28, 2003
Recorded:	Book 1734, Page 666
Lessors:	Gerald L. Ruby, heir of Elmer I. Ruby, Deceased
Lessee:	William W. London, Inc.
Description:	SE/4 of Section 2-T17N-R3W, Logan County, Oklahoma

Dated:	July 1, 2003
Filed:	July 28, 2003

Recorded:	Book 1734, Page 668
Lessors:	Robert Ruby, heir of Orville H. Ruby, Deceased
Lessee:	William W. London, Inc.
Description:	SE/4 of Section 2-T17N-R3W, Logan County, Oklahoma

Dated:	July 1, 2003
Filed:	July 28, 2003
Recorded:	Book 1734, Page 670
Lessors:	Arlene Kockler, heir of Orville H. Ruby, Deceased
Lessee:	William W. London, Inc.
Description:	SE/4 of Section 2-T17N-R3W, Logan County, Oklahoma

Dated:	July 1, 2003
Filed:	August 8, 2003
Recorded:	Book 1738, Page 172
Lessors:	James Ruby, heir of Lester J. Ruby, Deceased
Lessee:	William W. London, Inc.
Description:	SE/4 of Section 2-T17N-R3W, Logan County, Oklahoma

Dated:	August 6, 2003
Filed:	August 26, 2003
Recorded:	Book 1741, Page 607
Lessors:	Marcella Morgan, a widow
Lessee:	William W. London, Inc.
Description:	SE/4 of Section 2-T17N-R3W, Logan County, Oklahoma

Dated:	August 6, 2003
Filed:	August 26, 2003
Recorded:	Book 1741, Page 608
Lessors:	Norma Dyson, Attorney in Fact for Violet Opal Chism
Lessee:	William W. London, Inc.
Description:	SE/4 of Section 2-T17N-R3W, Logan County, Oklahoma

Dated:	August 6, 2003
Filed:	August 26, 2003
Recorded:	Book 1741, Page 610
Lessors:	Darrell Wood, sole heir of Blanche and Donald Wood, Deceased
Lessee:	William W. London, Inc.
Description:	SE/4 of Section 2-T17N-R3W, Logan County, Oklahoma

Dated:	August 6, 2003
Filed:	August 26, 2003
Recorded:	Book 1741, Page 612
Lessors:	Cecil P. Morgan and Marion Morgan, his wife
Lessee:	William W. London, Inc.
Description:	SE/4 of Section 2-T17N-R3W, Logan County, Oklahoma

Dated:	August 11, 2003

Filed:	December 2, 2003
Recorded:	Book 1762, Page 424
Lessors:	Rick Ruby, heir of Kenneth Ruby, Deceased
Lessee:	William W. London, Inc.
Description:	SE/4 of Section 2-T17N-R3W, Logan County, Oklahoma

SW/4 OF SECTION 2-T17N-R3W

Wellbores

LOGAN COUNTY 2-2 (CORAL #2-2); API #083-23673A

W/2 SE/4 SE/4 SW/4 (330' FSL and 505' FEL) of the drilling and spacing unit comprised of the E/2 SW/4 of Section 2-T17N-R3W, Logan County, Oklahoma

LOGAN COUNTY 2-3 (CORAL #2-3); API #083-23686

NE/4 SW/4 NE/4 SW/4 (950' FNL and 770' FEL) of the drilling and spacing unit comprised of the E/2 SW/4 of Section 2-T17N-R3W, Logan County, Oklahoma

LOGAN COUNTY 2-20 (CORAL #2-20); API #083-23810

NE/4 SE/4 SW/4 SW/4 (382' FSL and 222' FEL) of the drilling and spacing unit comprised of the W/2 SE/4 of Section 2-T17N-R3W, Logan County, Oklahoma

LOGAN COUNTY 2-28 (CORAL #2-28); API #083-23868

SE/4 SW/4 NW/4 SW/4 (1206' FNL and 575' FWL) of the drilling and spacing unit comprised of the W/2 SW/4 of Section 2-T17N-R3W, Logan County, Oklahoma

Lease Interests

Dated:	November 26, 2002
Filed:	December 31, 2002
Recorded:	Book 1693, Page 454
Lessors:	Doris Earline Dunn
Lessee:	Easton Enterprises, Inc.
Description:	SW/4 of Section 2-T17N-R3W, Logan County, Oklahoma

Dated:	November 26, 2002
Filed:	December 31, 2002
Recorded:	Book 1693, Page 456
Lessors:	Pauline Graff, a married woman
Lessee:	Easton Enterprises, Inc.
Description:	SW/4, Section 2-T17N-R3W, Logan County, Oklahoma

Dated:	November 26, 2002
Filed:	January 14, 2003
Recorded:	Book 1696, Page 104

Lessors:	Norma Lee Lambert
Lessee:	Easton Enterprises, Inc.
Description:	SW/4 Section 2-T17N-R3W

NE/4 OF SECTION 11-T17N-R3W

Wellbores

LOGAN COUNTY 11-6 (CORAL #11-6); API #083-23707

NW/4 NE/4 (660' FNL and 660' FWL) of the drilling and spacing unit comprised of the NW/4 of Section 11- 17N-R3W, Logan County, Oklahoma.

LOGAN COUNTY 11-18 (CORAL #11-18); API #083-23799

NE/4 SW/4 SW/4 NE/4 (568' FSL and 357' FWL) of the drilling and spacing unit comprised of the NW/4 of Section 11-17N-R3W, Logan County, Oklahoma.

LOGAN COUNTY 11-21 (CORAL #11-21); API #083-23817

SW/4 SW/4 SE/4 NE/4 (260' FSL and 1490' FWL) of the drilling and spacing unit comprised of the NE/4 of Section 11-T17N-R3W, Logan County, Oklahoma.

LOGAN COUNTY 11-23 (CORAL #11-23); API #083-23835

SE/4 NW/4 NE/4 NE/4 (489' FNL and 931' FEL) of the drilling and spacing unit comprised of the NE/4 of Section 11-T17N-R3W, Logan County, Oklahoma.

Lease Interests

Dated:	October 1, 2003
Filed:	November 10, 2003
Recorded:	Book 1758, Page 137
Lessor:	Lou Emily Banks
Lessee:	Easton Enterprises, Inc.
Description:	NE/4 of Section 11-T17N-R3W, Logan County, Oklahoma

Dated:	October 1, 2003
Filed:	November 10, 2003
Recorded:	Book 1758, Page 139
Lessor:	Charles Howard Gooch
Lessee:	Easton Enterprises, Inc.
Description:	NE/4 of Section 11-T17N-R3W

Dated:	October 3, 2003
Filed:	November 10, 2003
Recorded:	Book 1758, Page 141

Lessor:	Joann Gooch, Trustee of the Joann Gooch Revocable Trust dated 6/29/89
Lessee:	Easton Enterprises, Inc.
Description:	NE/4 of Section 11-T17N-R3W

Dated:	October 13, 2003
Filed:	November 10, 2003
Recorded:	Book 1758, Page 143
Lessor:	William K. Garvey, M.D.
Lessee:	Easton Enterprises, Inc.
Description:	NE/4 of Section 11-T17N-R3W

Dated:	October 20, 2003
Filed:	November 10, 2003
Recorded:	Book 1758, Page 145
Lessor:	Anna M. McClelland a/k/a Ann M. McClelland
Lessee:	Easton Enterprises, Inc.
Description:	NE/4 of Section 11-T17N-R3W

Dated:	October 21, 2003
Filed:	November 10, 2003
Recorded:	Book 1758, Page 147
Lessor:	Eugene J. McGarvey, Jr.
Lessee:	Easton Enterprises, Inc.

Description:	NE/4 of Section 11-T17N-R3W
Dated:	October 24, 2003
Filed:	November 10, 2003
Recorded:	Book 1758, Page 149
Lessor:	A.F. Ringold, Trustee of the Cecile Wagner Revocable Trust
Lessee:	Easton Enterprises, Inc.
Description:	NE/4 of Section 11-T17N-R3W

Dated:	October 1, 2003
Filed:	November 21, 2003
Recorded:	Book 1760, Page 624
Lessor:	Edd Eugene Gooch
Lessee:	Easton Enterprises, Inc.
Description:	NE/4 of Section 11-T17N-R3W

Dated:	November 10, 2003
Filed:	November 21, 2003
Recorded:	Book 1760, Page 626
Lessor:	Glenn D. Gooch and wife, Alta Fay Gooch
Lessee:	Easton Enterprises, Inc.
Description:	NE/4 of Section 11-T17N-R3W

Dated:	October 1, 2003
Filed:	November 21, 2003

Recorded:	Book 1760, Page 628
Lessor:	Norval R. Gooch and Etta Dusa Gooch
Lessee:	Easton Enterprises, Inc.
Description:	NE/4 of Section 11-T17N-R3W

Dated:	October 29, 2003
Filed:	January 5, 2004
Recorded:	Book 1768, Page 221
Lessor:	Virginia L. Steele, a widow
Lessee:	Easton Enterprises, Inc.
Description:	NE/4 of Section 11-T17N-R3W

Dated:	November 23, 2003
Filed:	January 5, 2004
Recorded:	Book 1768, Page 223
Lessor:	Vaughn Daniel Yeager
Lessee:	Easton Enterprises, Inc.
Description:	NE/4 of Section 11-T17N-R3W

Dated:	October 3, 2003
Filed:	January 5, 2004
Recorded:	Book 1768, Page 225
Lessor:	Eva M. Gooch
Lessee:	Easton Enterprises, Inc.
Description:	NE/4 of Section 11-T17N-R3W

Dated:	November 15, 2003
Filed:	January 13, 2004
Recorded:	Book 1770, Page 253
Lessor:	Robert G. Gooch
Lessee:	Easton Enterprises, Inc.
Description:	NE/4 of Section 11-T17N-R3W

Dated:	October 30, 2003
Filed:	January 13, 2004
Recorded:	Book 1770, Page 259
Lessor:	Patricia Moran Henthorne and Bank of Oklahoma, N.A., Co-Trustees of the Walter B. Moran Trust "C"
Lessee:	Easton Enterprises, Inc.
Description:	NE/4 of Section 11-T17N-R3W

Dated:	February 4, 2004
Filed:	February 3, 2004
Recorded:	Book 1778, Page 442
Lessor:	J.E. and L.E. Mabee Foundation, Inc.
Lessee:	Easton Enterprises, Inc.

Description:	NE/4 of Section 11-T17N-R3W

Dated:	March 18, 2004
Filed:	March 24, 2004
Recorded:	Book 1782, Page 434
Lessor:	H&B Production, Inc.
Lessee:	S.G. Williamson, Inc.
Description:	NE/4 of Section 11-T17N-R3W

Dated:	March 4, 2004
Filed:	March 25, 2004
Recorded:	Book 1782, Page 555
Lessor:	Marjo Morrison Hubbell
Lessee:	Easton Enterprises, Inc.
Description:	NE/4 of Section 11-T17N-R3W

Dated:	March 19, 2004
Filed:	April 5, 2004
Recorded:	Book 1784, Page 490
Lessor:	Richard J. Morrison Family Limited Partnership
Lessee:	Easton Enterprises, Inc.
Description:	NE/4 of Section 11-T17N-R3W

Dated:	October 5, 2004
Filed:	October 5, 2004
Recorded:	Book 1818, Page 465
Lessor:	Carol Glee Nelson
Lessee:	Easton Enterprises, Inc.
Description:	NE/4 of Section 11-T17N-R3W

Dated:	October 5, 2004
Filed:	October 5, 2004
Recorded:	Book 1818, Page 467
Lessor:	Carol Glee Nelson, in Trust, as Trustee of the Margie G. Gooch Testamentary Trust for the use and benefit of Lloyd Donald Gooch
Lessee:	Easton Enterprises, Inc.
Description:	NE/4 of Section 11-T17N-R3W

Dated:	April 1, 2005
Filed:	May 6, 2005
Recorded:	Book 1855, Page 43
Lessor:	David L. Kundysek d/b/a Southwest Petroleum Company
Lessee:	Parameno Resources, Ltd., a Texas limited partnership
Description:	NE/4 of Section 11-T17N-R3W

Dated:	December 7, 2004
Filed:	March 15, 2005
Recorded:	Book 1845, Page 730

Lessors:	Allison Roggow
Lessee:	Easton Enterprises, Inc.
Description:	NE/4 of Section 11-T17N-R3W, Logan County, Oklahoma

Force Pooled Interest acquired pursuant to OCC Pooling Order No. 488052 dated March 31, 2004, entered in Cause CD No. 200401634, the Application of First Liberty Energy, Inc. to force pool the drilling and spacing unit comprised of the NE/4 of Section 11-T17N-R3W, Logan County, Oklahoma.

Force Pooled Interest acquired pursuant to OCC Pooling Order No. 490411 dated May 24, 2004, entered in Cause CD No. 200403059, the Application of First Liberty Energy, Inc. to force pool the drilling and spacing unit comprised of the NE/4 of Section 11-T17N-R3W, Logan County, Oklahoma.

SW/4 OF SECTION 11-T17N-R3W

Wellbores

LOGAN COUNTY 11-16 (CORAL #11-16); API #083-23831

W/2 E/2 NE/4 SW/4 (660’ FNL and 560’ FEL) of the drilling and spacing unit comprised of the E/2 SW/4 of Section 11-T17N-R3W, Logan County, Oklahoma

LOGAN COUNTY 22-11 (CORAL #22-11); API #083-23867

NW/4 SW/4 NW/4 SW/4 (760' FNL and 300' FWL) of the drilling and spacing unit comprised of the W/2 SW/4 of Section 11-T17N-R3W, Logan County, Oklahoma

LOGAN COUNTY 11-33 (CORAL #11-33); API #083-23909A

W/2 E/2 SE/4 SW/4 (660’ FSL and 2235' FWL) of the drilling and spacing unit comprised of the E/2 SW/4 of Section 11-T17N-R3W, Logan County, Oklahoma

Lease Interests

Dated:	February 20, 2004
Filed:	March 1, 2004
Recorded:	Book 1779, Page 728
Lessor:	Robert L. Prince, a married person dealing in his separate property
Lessee:	Easton Enterprises, Inc.
Description:	SW/4 of Section 11-T17N-R3W

Dated:	April 9, 2004
Filed:	May 7, 2004
Recorded:	Book 1790, Page 531
Lessor:	Ralph E. Faucett, 2363 Crescent Drive, San Diego, CA 92130-1011
Lessee:	Easton Enterprises, Inc.
Description:	E/2 SW/4 of Section 11-T17N-R3W

Dated:	October 5, 2004
Filed:	October 14, 2004
Recorded:	Book 1820, Page 130

Lessor:	A.F. Ringold, Trustee of the Cecile Wagner Revocable Trust dtd 11/29/90
Lessee:	Elson Oil, L.L.C.
Description:	SW/4 of Section 11-T17N-R3W

Dated:	October 6, 2004
Filed:	October 15, 2004
Recorded:	Book 1820, Page 334
Lessor:	Julia D. Taylor, Trustee of the Taylor Family Trust
Lessee:	Easton Enterprises, Inc.
Description:	SW/4 of Section 11-T17N-R3W

Dated:	October 6, 2004
Filed:	October 15, 2004
Recorded:	Book 1820, Page 336
Lessor:	Julia D. Taylor, a person dealing in her own and personal property
Lessee:	Easton Enterprises, Inc.
Description:	SW/4 of Section 11-T17N-R3W

Dated:	October 6, 2004
Filed:	October 15, 2004
Recorded:	Book 1820, Page 338
Lessor:	Kenneth D. Mitchell and Jane E. Mitchell, Co-Trustees of the Kenneth D. Mitchell Trust
Lessee:	Easton Enterprises, Inc.
Description:	SW/4 of Section 11-T17N-R3W

Dated:	September 14, 2005
Filed:	October 18, 2005
Recorded:	Book 1887, Page 6
Lessor:	H. Charles Snowden, a married person dealing in his sole and separate property
Lessee:	Easton Enterprises, Inc.
Description:	SW/4 of Section 11-T17N-R3W

Dated:	September 14, 2005
Filed:	October 18, 2005
Recorded:	Book 1887, Page 8
Lessor:	Vaughn Daniel Yeager, a married person dealing in his sole and separate property
Lessee:	Easton Enterprises, Inc.
Description:	SW/4 of Section 11-T17N-R3W

Dated:	September 14, 2005
Filed:	October 18, 2005
Recorded:	Book 1887, Page 10
Lessor:	Charles D. Morrison and Beth Blubaugh Morrison, Co-Trustees of the Charles D. Morrison Revocable Trust
Lessee:	Easton Enterprises, Inc.
Description:	SW/4 of Section 11-T17N-R3W

Dated:	September 14, 2005

Filed:	November 23, 2005
Recorded:	Book 1893, Page 237
Lessor:	Estate of Richard W. Haley, Deceased, Catherine F. Haley, Executrix and/or Catherine F. Haley, an individual dealing in her own personal property
Lessee:	Easton Enterprises, Inc.
Description:	SW/4 of Section 11-T17N-R3W

Dated:	September 14, 2005
Filed:	November 23, 2005
Recorded:	Book 1893, Page 239
Lessor:	Victor K. Blackburn, a married person dealing in his own personal property
Lessee:	Easton Enterprises, Inc.
Description:	SW/4 of Section 11-T17N-R3W

Dated:	September 14, 2005
Filed:	December 22, 2005
Recorded:	Book 1898, Page 26
Lessor:	William K. McGarvey, dealing in his own personal property
Lessee:	Easton Enterprises, Inc.
Description:	SW/4 of Section 11-T17N-R3W

Dated:	September 14, 2005
Filed:	December 22, 2005
Recorded:	Book 1898, Page 28
Lessor:	Jean Haley Griffin, Trustee of the Jean Haley Griffin Family Trust
Lessee:	Easton Enterprises, Inc.
Description:	SW/4 of Section 11-T17N-R3W

Dated:	September 15, 2005
Filed:	December 22, 2005
Recorded:	Book 1898, Page 30
Lessor:	Margaret Ford Storey, a woman dealing in her personal property
Lessee:	Easton Enterprises, Inc.
Description:	SW/4 of Section 11-T17N-R3W

Dated:	September 14, 2005
Filed:	December 22, 2005
Recorded:	Book 1898, Page 32
Lessor:	Eugene J. McGarvey, dealing in his own personal property
Lessee:	Easton Enterprises, Inc.
Description:	SW/4 of Section 11-T17N-R3W

Dated:	September 14, 2005
Filed:	December 22, 2005
Recorded:	Book 1898, Page 34
Lessor:	Ann M. McClelland, a married person dealing in own personal property
Lessee:	Easton Enterprises, Inc.
Description:	SW/4 of Section 11-T17N-R3W

Dated:	September 15, 2005
Filed:	December 22, 2005
Recorded:	Book 1898, Page 36
Lessor:	William M. Blackburn, dealing in own personal property
Lessee:	Easton Enterprises, Inc.
Description:	SW/4 of Section 11-T17N-R3W

Dated:	September 14, 2005
Filed:	December 22, 2005
Recorded:	Book 1898, Page 38
Lessor:	Jacquelyn S. Crisp, a lady dealing in her own personal property
Lessee:	Easton Enterprises, Inc.
Description:	SW/4 of Section 11-T17N-R3W

Dated:	February 4, 2006
Filed:	February 27, 2006
Recorded:	Book 1909, Page 273
Lessor:	Ellis Rudy, Ltd.
Lessee:	Easton Enterprises, Inc.
Description:	SW/4 of Section 11-T17N-R3W

Dated:	March 3, 2006
Filed:	March 21, 2006
Recorded:	Book 1914, Page 55
Lessor:	Madison Energy, Inc.
Lessee:	Easton Enterprises, Inc.
Description:	SW/4 of Section 11-T17N-R3W

Dated:	March 3, 2006
Filed:	March 21, 2006
Recorded:	Book 1914, Page 58
Lessor:	Knapp Oil Corporation
Lessee:	Easton Enterprises, Inc.
Description:	SW/4 of Section 11-T17N-R3W

Dated:	March 9, 2006
Filed:	April 4, 2006
Recorded:	Book 1918, Page 156
Lessor:	O’Connor Royalty, Inc.
Lessee:	Easton Enterprises, Inc.
Description:	SW/4 of Section 11-T17N-R3W

Dated:	March 21, 2006
Filed:	April 4, 2006
Recorded:	Book 1918, Page 159
Lessor:	Edward C. Hastings
Lessee:	Easton Enterprises, Inc.

Description:	SW/4 of Section 11-T17N-R3W

Dated:	March 29, 2006
Filed:	April 4, 2006
Recorded:	Book 1918, Page 161
Lessor:	Olsen Oils, Inc.
Lessee:	Easton Enterprises, Inc.
Description:	SW/4 of Section 11-T17N-R3W

Dated:	January 18, 2006
Filed:	April 11, 2006
Recorded:	Book 1919, Page 524
Lessor:	Patricia Moran Henthorne and Bank of Oklahoma, Trustees of the Walter B. Moran Trust
Lessee:	Easton Enterprises, Inc.
Description:	SW/4 of Section 11-T17N-R3W

Dated:	May 1, 2006
Filed:	May 16, 2006
Recorded:	Book 1927, Page 532
Lessor:	Kevin Powers, a married person dealing in his separate property
Lessee:	Easton Enterprises, Inc.
Description:	E/2 SW/4 of Section 11-T17N-R3W

Dated:	May 1, 2006
Filed:	May 16, 2006
Recorded:	Book 1928, Page 538
Lessor:	Colleen Jackson, a married woman dealing in her separate property
Lessee:	Easton Enterprises, Inc.
Description:	E/2 SW/4 of Section 11-T17N-R3W

Dated:	May 1, 2006
Filed:	May 16, 2006
Recorded:	Book 1928, Page 542
Lessor:	Charles Kiley, a married man dealing in his separate property
Lessee:	Easton Enterprises, Inc.
Description:	E/2 SW/4 of Section 11-T17N-R3W

Dated:	May 2, 2006
Filed:	May 16, 2006
Recorded:	Book 1928, Page 544
Lessor:	Patricia Phillips, a married woman dealing in her separate property
Lessee:	Easton Enterprises, Inc.
Description:	E/2 SW/4 of Section 11-T17N-R3W

Dated:	June 12, 2006
Filed:	June 13, 2006
Recorded:	Book 1933,Page 551

Lessor:	Jerry L. Logan, Trustee of the Jerry Lynn Logan 2000 Revocable Trust dated 2/7/00 and JoAnn Logan, Trustee of the JoAnn Logan Revocable Trust dated 2/7/00
Lessee:	Easton Enterprises, Inc.
Description:	E/2 SW/4 of Section 11-T17N-R3W

Dated:	May 1, 2006
Filed:	August 29, 2006
Recorded:	Book 1948, Page 200
Lessor:	Janemarie Powers, a single person
Lessee:	Easton Enterprises, Inc.
Description:	E/2 SW/4 of Section 11-T17N-R3W

Dated:	August 20, 2007
Filed:	December 29, 2007
Effective:	As of date of first production from the Coral No. 11-16 well
Recorded:	Book 2039, Page 634
Lessor:	Steve Hoffman
Lessee:	Easton Enterprises, Inc.
Description:	SW/4 of Section 11-T17N-R3W

Dated:	May 2, 2007
Filed:	June 27, 2007
Recorded:	Book 2005, Page 616
Lessor:	The Land Department, Inc., 8006 S. Quebec, Tulsa, OK 74136
Lessee:	Easton Enterprises, Inc.
Description:	W/2 SW/4 of Section 11-T17N-R3W

Dated:	July 20, 2007
Filed:	August 15, 2007
Recorded:	Book 2016, Page 443
Lessor:	Madison Energy, Inc., P.O. Box 1448, Sidney, MT 59270
Lessee:	Easton Enterprises, Inc.
Description:	W/2 SW/4 of Section 11-T17N-R3W

Dated:	July 26, 2007
Filed:	August 15, 2007
Recorded:	Book 2016, Page 454
Lessor:	Jerry L. Logan, Trustee of the Jerry Lynn Logan 2000 Revocable Trust dated 2/7/00 and JoAnn Logan, Trustee of the JoAnn Logan 2000 Revocable Trust dated 2/7/00
Lessee:	Easton Enterprises, Inc.
Description:	W/2 SW/4 of Section 11-T17N-R3W

Dated:	March 28, 2006
Filed:	May 12, 2006
Recorded:	Book 1927, Page 165
Lessors:	Sempra Energy Production Company (formerly known as Pacific Enterprises ABC Corporation)
Lessee:	Chesapeake Exploration Limited Partnership

Description:	SW/4 of Section 11-T17N-R3W, Logan County, Oklahoma

Dated:	October 26, 2007
Filed:	November 20, 2007
Recorded:	Book 2038, Page 231
Lessors:	Bank of Oklahoma, N.A. Trustee of the Walter B. Moran Trust “C”
Lessee:	Easton Enterprises, Inc.
Description:	W/2 SW/4 of Section 11-T17N-R3W, Logan County, Oklahoma

Dated:	August 13, 2007
Filed:	November 2, 2007
Recorded:	Book 2035, Page 254
Lessors:	O’Conner Royalty, Inc.
Lessee:	Easton Enterprises, Inc.
Description:	W/2 SW/4 of Section 11-T17N-R3W, Logan County, Oklahoma

Dated:	January 9, 2009
Filed:	January 13, 2009
Recorded:	Book 2109, Page 380
Lessors:	Charles E. Grady, III
Lessee:	Easton Enterprises, Inc.
Description:	SW/4 of Section 11-T17N-R3W, Logan County, Oklahoma

Force pooled interest acquired pursuant to OCC Pooling Order No. 522276 dated March 28, 2006, entered in Cause CD No. 200601930, as extended by Emergency Order No. 529915 dated September 20, 2006, as extended by Order No. 530594 dated October 5, 2006, which extended the time for the commencement of operations until November 24, 2006, the Application of First Liberty Energy, Inc. to force pool the drilling and spacing unit comprised of the NE/4 SW/4 of Section 11-T17N-R3W, Logan County, Oklahoma, as to the Covington, Middle Layton Sand, Layton (less Middle Layton), Misener, First Wilcox, Marshall and Second Wilcox; and E/2 SW/4 of Section 11-T17N-R3W, Logan County, Oklahoma, as to the Oswego, Red Fork, Mississippi Lime, Hunton and Viola Dolomite common sources of supply; and the SW/4 of Section 11-T17N-R3W, Logan County, Oklahoma, as to the Upper Hoover, Carmichael Sand, Tonkawa and Avant common sources of supply.

Force pooled interest acquired pursuant to Order No. 527965, dated August 1, 2006, extended by Order No. 534173 dated January 11, 2007, as corrected by Order Nunc Pro Tunc 534697 dated January 25, 2007, as extended by Order No. 542296 dated January 26, 2007, entered in Cause CD No. 200605590, the Application of First Liberty Energy, Inc. to force pool the drilling and spacing unit comprised of the SW/4 SW/4 of Section 11-T17N-R3W, Logan County, Oklahoma, as to the Covington, Middle Layton Sand, Layton (less Middle Layton), Misener, First Wilcox, Marshall and Second Wilcox; and W/2 SW/4 of Section 11- T17N-R3W, Logan County, Oklahoma, as to the Oswego, Red Fork, Mississippi Lime, Hunton and Viola Dolomite common sources of supply.

Force pooled interest acquired pursuant to Order No. 546591 dated November 14, 2007, entered in Cause CD No. 200707039, the Application of First Liberty Energy, Inc. to force pool the drilling and spacing unit comprised of the NW/4 SW/4 of Section 11-T17N-R3W, Logan County, Oklahoma, as to the Covington,

Middle Layton Sand, Layton (less Middle Layton), Misener, First Wilcox, Marshall and Second Wilcox common sources of supply.

Force pooled interest acquired pursuant to Order No. 546766 dated November 19, 2007, entered in Cause CD No. 200707040, the Application of First Liberty Energy, Inc. to force pool the drilling and spacing unit comprised of the NW/4 SW/4 of Section 11-T17N-R3W, Logan County, Oklahoma, as to the Covington, Middle Layton Sand, Layton (less Middle Layton), Misener, First Wilcox, Marshall and Second Wilcox; and W/2 SW/4 of Section 11-T17N-R3W, Logan County, Oklahoma, as to the Oswego, Red Fork, Mississippi Lime, Hunton and Viola Dolomite common sources of supply.

SE/4 OF SECTION 11-T17N-R3W

Wellbores

LOGAN COUNTY 11-14 (CORAL #11-14); API #083-23796

E/2 W/2 NW/4 SE/4 (1980’ FSL and 550’ FWL) of the drilling and spacing unit comprised of the SE/4 of Section 11-T17N-R3W, Logan County, Oklahoma.

LOGAN COUNTY 11-26 (CORAL #11-26); API #083-23842A

E/2 W/2 NE/4 SE/4 (660' FNL and 860' FEL) of the drilling and spacing unit comprised of the SE/4 of Section 11-T17N-R3W, Logan County, Oklahoma

LOGAN COUNTY 11-32 (CORAL #11-32); API #083-23904

SW/4 NE/4 SW/4 SE/4 (713' FSL and 1757' FEL) of the drilling and spacing unit comprised of the SE/4 of Section 11-T17N-R3W, Logan County, Oklahoma

LOGAN COUNTY 11-34 (CORAL #11-34); API #083-23882

NW/4 SE/4 SE/4 SE/4 (652' FSL and 574' FEL) of the drilling and spacing unit comprised of the SE/4 of Section 11-T17N-R3W, Logan County, Oklahoma

Lease Interests

Dated:	May 27, 2004
Filed:	June 10, 2004
Recorded:	Book 1797, Page 106
Lessor:	Virginia L. Steele, a widow
Lessee:	S.G. Williamson, Inc.
Description:	SE/4 of Section 11-T17N-R3W

Dated:	October 4, 2004
Filed:	October 14, 2004
Recorded:	Book 1820, Page 132
Lessor:	A.F. Ringold, Trustee of the Cecile Wagner Revocable Trust dated 11/29/90
Lessee:	Elson Oil, L.L.C.
Description:	SE/4 of Section 11-T17N-R3W

Dated:	September 21, 2004
Filed:	October 27, 2004
Recorded:	Book 1822, Page 320
Lessor:	Eugene J. McGarvey, Jr.
Lessee:	R.E. Blaik, Inc.
Description:	SE/4 of Section 11-T17N-R3W

Dated:	September 21, 2004
Filed:	October 27, 2004
Recorded:	Book 1822, Page 321
Lessor:	Anna M. McClelland a/k/a Ann M. McClelland
Lessee:	R.E. Blaik, Inc.
Description:	SE/4 of Section 11-T17N-R3W

Dated:	September 10, 2004
Filed:	October 27, 2004
Recorded:	Book 1822, Page 322
Lessor:	H&B Production, Inc.
Lessee:	R.E. Blaik, Inc.
Description:	SE/4 of Section 11-T17N-R3W

Dated:	September 21, 2004
Filed:	October 27, 2004
Recorded:	Book 1822, Page 323
Lessor:	William K. McGarvey, M.D.
Lessee:	R.E. Blaik, Inc.
Description:	SE/4 of Section 11-T17N-R3W

Dated:	September 21, 2004
Filed:	October 27, 2004
Recorded:	Book 1822, Page 324
Lessor:	Vaughn Daniel Yeager
Lessee:	R.E. Blaik, Inc.
Description:	SE/4 of Section 11-T17N-R3W

Dated:	September 20, 2004
Filed:	November 30, 2004
Recorded:	Book 1827, Page 281
Lessor:	J.E. and L.E. Mabee Foundation, Inc.
Lessee:	R.E. Blaik, Inc.
Description:	SE/4 of Section 11-T17N-R3W

Dated:	November 3, 2004
Filed:	December 7, 2004
Recorded:	Book 1828, Page 673
Lessor:	Charles Howard Gooch
Lessee:	Easton Enterprises, Inc.
Description:	SE/4 of Section 11-T17N-R3W

Dated:	November 3, 2004
Filed:	December 7, 2004
Recorded:	Book 1828, Page 675
Lessor:	Edd Eugene Gooch
Lessee:	Easton Enterprises, Inc.
Description:	SE/4 of Section 11-T17N-R3W

Dated:	November 3, 2004
Filed:	December 28, 2004
Recorded:	Book 1832, Page 505
Lessor:	JoAnn Gooch, Trustee of the JoAnn Gooch Revocable Trust dated 6/26/89
Lessee:	Easton Enterprises, Inc.
Description:	SE/4 of Section 11-T17N-R3W

Dated:	November 3, 2004
Filed:	December 28, 2004
Recorded:	Book 1832, Page 507
Lessor:	Glenn D. Gooch and wife, Alta Faye Gooch
Lessee:	Easton Enterprises, Inc.
Description:	SE/4 of Section 11-T17N-R3W

Dated:	November 16, 2004
Filed:	December 28, 2004
Recorded:	Book 1832, Page 509
Lessor:	Robert G. Gooch
Lessee:	Easton Enterprises, Inc.
Description:	SE/4 of Section 11-T17N-R3W

Dated:	November 16, 2004
Filed:	December 28, 2004
Recorded:	Book 1832, Page 511
Lessor:	Carol Glee Nelson
Lessee:	Easton Enterprises, Inc.
Description:	SE/4 of Section 11-T17N-R3W

Dated:	November 3, 2004
Filed:	December 28, 2004
Recorded:	Book 1832, Page 513
Lessor:	Norval R. Gooch and wife, Etta Dusa Gooch
Lessee:	Easton Enterprises, Inc.
Description:	SE/4 of Section 11-T17N-R3W

Dated:	November 24, 2004
Filed:	January 4, 2005
Recorded:	Book 1833, Page 575
Lessor:	Allison Glee Roggow
Lessee:	Easton Enterprises, Inc.

Description:	SE/4 of Section 11-T17N-R3W

Dated:	December 9, 2004
Filed:	January 21, 2005
Recorded:	Book 1836, Page 359
Lessor:	Richard J. Morrison, a general partner of the Richard J. Morrison Family Limited Partnership and as attorney in fact for Marjo Hubbell
Lessee:	R.E. Blaik, Inc.
Description:	SE/4 of Section 11-T17N-R3W

Dated:	September 10, 2004
Filed:	January 21, 2005
Recorded:	Book 1836, Page 360
Lessor:	James Robert Banks, individually and as Executor of the Estate of Lou Emily Banks, Deceased
Lessee:	R.E. Blaik, Inc.
Description:	SE/4 of Section 11-T17N-R3W

Dated:	January 5, 2005
Filed:	March 5, 2005
Recorded:	Book 1843, Page 57
Lessor:	Eva M. Gooch
Lessee:	Easton Enterprises, Inc.
Description:	SE/4 of Section 11-T17N-R3W

Dated:	June 17, 2005
Filed:	July 14, 2005
Recorded:	Book 1868, Page 155
Lessor:	Parameno Resources, Ltd.
Lessee:	Chesapeake Exploration Limited Partnership
Description:	SE/4 of Section 11-T17N-R3W

Force pooled interest acquired pursuant to OCC Pooling Order No. 499615 dated January 6, 2005, entered in Cause CD No. 200408159, the Application of R.E. Blaik, Inc., to force pool the drilling and spacing unit comprised of the SE/4 of Section 11-T17N-R3W, Logan County, Oklahoma

Force pooled interest acquired pursuant to OCC Pooling Order No. 521573 dated March 13, 2006, entered in Cause CD No. 200601589, the Application of First Liberty Energy, Inc. to force pool the drilling and spacing unit comprised of the SE/4 of Section 11-T17N-R3W, Logan County, Oklahoma.

NW/4 OF SECTION 11-T17N-R3W

Wellbores

LOGAN COUNTY 11-1 (CORAL #11-1): API #083-23645A

SE/4 NW/4 SW/4 NW/4 (692' FSL and 378' FWL) of the drilling and spacing unit comprised of the W/2 NW/4 of Section 11-T17N-R3W, Logan County, Oklahoma

LOGAN COUNTY 11-5 (CORAL #11-5); API #083-23726

C NE/4 NW/4 (660' FNL and 660' FEL) of the drilling and spacing unit comprised of the E/2 NW/4 of Section 11-T17N-R3W, Logan County, Oklahoma

LOGAN COUNTY 11-15 (CORAL #11-15); API #083-23806

NW/4 SE/4 NW/4 NW/4 (753’ FNL and 742’ FWL) of the drilling and spacing unit comprised of the W/2 NW/4 of Section 11-T17N-R3W, Logan County, Oklahoma

LOGAN COUNTY 11-25 (CORAL #11-25); API #083-23891

SE/4 NW/4 SE/4 NW/4 (935' FSL and 1718' FWL) of the drilling and spacing unit comprised of the E/2 NW/4 of Section 11-T17N-R3W, Logan County, Oklahoma

Lease Interests

Dated:	January 16, 2002
Filed:	July 1, 2002
Recorded:	Book 1663, Page 295
Lessors:	Charles D. Morrison and Beth Blubaugh Morrison, individually and as Co-Trustees of the Charles D. Morrison Revocable Trust dated March 1, 1982
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 of Section 11-T17N-R3W, Logan County, Oklahoma

Dated:	January 18, 2002
Filed:	July 1, 2002
Recorded:	Book 1663, Page 297
Lessors:	Jean Haley Griffin, Trustee of the Jean Haley Griffin Family Trust
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 of Section 11-T17N-R3W, Logan County, Oklahoma

Dated:	January 29, 2002
Filed:	July 1, 2002
Recorded:	Book 1663, Page 299
Lessors:	Wanda Rae Dale, a married person dealing in her sole and separate property
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 of Section 11-T17N-R3W, Logan County, Oklahoma

Dated:	January 29, 2002
Filed:	July 1, 2002

Recorded:	Book 1663, Page 301
Lessors:	Edwin P. Myers, Jr., a married person dealing in his own property
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 of Section 11-T17N-R3W, Logan County, Oklahoma

Dated:	January 29, 2002
Filed:	July 1, 2002
Recorded:	Book 1663, Page 303
Lessors:	Charles Graff, as attorney in fact for Ralph Merlin Graff, a married person dealing in his own property
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 of Section 11-T17N-R3W, Logan County, Oklahoma

Dated:	February 1, 2002
Filed:	July 1, 2002
Recorded:	Book 1663, Page 305
Lessor:	Norma Lee Lambert
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 of Section 11-T17N-R3W, Logan County, Oklahoma

Dated:	January 4, 2002
Filed:	July 1, 2002
Recorded:	Book 1663, Page 307
Lessors:	Doris Earline Dunn
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 of Section 11-T17N-R3W, Logan County, Oklahoma

Dated:	February 4, 2002
Filed:	July 1, 2002
Recorded:	Book 1663, Page 309
Lessors:	The Estate of Richard Haley, Deceased, Catherine F. Haley, Executrix
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 of Section 11-T17N-R3W, Logan County, Oklahoma

Dated:	September 9, 2002
Filed:	September 12, 2002
Recorded:	Book 1674, Page 489
Lessors:	Kenneth D. Mitchell and Jane E. Mitchell, Co-Trustees of the Kenneth D. Mitchell Trust
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 of Section 11-T17N-R3W, Logan County, Oklahoma

Dated:	September 9, 2002
Filed:	September 12, 2002
Recorded:	Book 1674, Page 491
Lessor:	Julia D. Taylor, Individually and as Trustee of the Taylor Family Trust
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 of Section 11-T17N-R3W, Logan County, Oklahoma

Dated:	February 22, 2003
Filed:	February 25, 2003
Recorded:	Book 1709, Page 192
Lessor:	Jerry Lynn Logan, Trustee of the Jerry Lynn Logan 2000 Revocable Trust
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 of Section 11-T17N-R3W, Logan County, Oklahoma

Dated:	February 22, 2003
Filed:	February 25, 2003
Recorded:	Book 1709, Page 194
Lessor:	JoAnn Logan, Trustee of the JoAnn Logan 2000 Revocable Trust
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 of Section 11-T17N-R3W, Logan County, Oklahoma

Dated:	April 4, 2003
Filed:	June 2, 2003
Recorded:	Book 1723, Page 245
Lessor:	Carol Morgan Polley and Bruce Morgan, Co-Personal Representatives of the Estate of Arlene Morgan a/k/a C.A. Morgan, Deceased
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 of Section 11-T17N-R3W, Logan County, Oklahoma

Dated:	April 4, 2003
Filed:	June 2, 2003
Recorded:	Book 1723, Page 247
Lessor:	Bruce Morgan, a single person
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 of Section 11-T17N-R3W, Logan County, Oklahoma

Dated:	April 4, 2003
Filed:	June 2, 2003
Recorded:	Book 1723, Page 249
Lessor:	Carol Morgan Polley, a married person dealing in her sole and separate property
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 of Section 11-T17N-R3W, Logan County, Oklahoma

Dated:	May 14, 2003
Filed:	June 2, 2003
Recorded:	Book 1723, Page 251
Lessor:	Edward Hastings, a married person dealing in his sole and separate property
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 of Section 11-T17N-R3W, Logan County, Oklahoma

Dated:	July 30, 2003
Filed:	August 21, 2003
Recorded:	Book 1740, Page 679
Lessor:	Thuda C. Maguire, Trustee of the Euna Mae Heenan Trust
Lessee:	Easton Enterprises, Inc.

Description:	NW/4 of Section 11-T17N-R3W, Logan County, Oklahoma

Dated:	September 16, 2004
Filed:	September 27, 2004
Recorded:	Book 1817, Page 350
Lessor:	Charles Kiley
Lessee:	First Liberty Energy, Inc.
Description:	NW/4 of Section 11-T17N-R3W, Logan County, Oklahoma

Dated:	September 16, 2004
Filed:	September 27, 2004
Recorded:	Book 1817, Page 351
Lessor:	Patricia Phillips
Lessee:	First Liberty Energy, Inc.
Description:	NW/4 of Section 11-T17N-R3W, Logan County, Oklahoma

Dated:	August 10, 2004
Filed:	September 3, 2004
Recorded:	Book 1813, Page 265
Lessors:	Merco of Oklahoma, Inc.
Lessee:	S.G. Williamson, Inc.
Description:	E/2 NW/4 of Section 11-T17N-R3W, Logan County, Oklahoma

Dated:	July 22, 2004
Filed:	September 3, 2004
Recorded:	Book 1813, Page 267
Lessors:	The Hefner Company
Lessee:	S.G. Williamson, Inc.
Description:	E/2 NW/4 of Section 11-T17N-R3W, Logan County, Oklahoma

Dated:	August 1, 2004
Filed:	September 3, 2004
Recorded:	Book 1813, Page 271
Lessors:	The GHK Company
Lessee:	S.G. Williamson, Inc.
Description:	E/2 NW/4 of Section 11-T17N-R3W, Logan County, Oklahoma

Dated:	August 1, 2004
Filed:	September 3, 2004
Recorded:	Book 1813, Page 273
Lessors:	Robert A. Hefner III and Charles R. Hefner, Co-Trustee of the Robert A. Hefner, IV Trust, the Catherine Eva Hefner Trust, and the Charles Ray Hefner Trust, C/o The GHK Company
Lessee:	S.G. Williamson, Inc.
Description:	E/2 NW/4 of Section 11-T17N-R3W, Logan County, Oklahoma

Dated:	September 22, 2004
Filed:	September 27, 2004
Recorded:	Book 1817, Page 349

Lessors:	Charles Kiley
Lessee:	First Liberty Energy, Inc.
Description:	NW/4 of Section 11-T17N-R3W, Logan County, Oklahoma

Dated:	February 3, 2020
Filed:	February 18, 2020
Recorded:	Book 2922, Page 165
Lessors:	The DeHart Company, LLC
Lessee:	Progressive Well Services
Description:	NW/4 of Section 11-T17N-R3W, Logan County, Oklahoma

Force Pooled Interest acquired pursuant to OCC Pooling Order No. 498368 dated December 2, 2004, entered in Cause CD No. 200404376, the Application of First Liberty Energy, Inc. to force pool the drilling and spacing unit comprised of (i) the NE/4 NW/4 of Section 11-T17N-R3W as to the Layton (Less Middle Layton), Middle Layton, Misener, Marshall, First Wilcox, Second Wilcox and Oil Creek common sources of supply; and (ii) the E/2 NW/4 of Section 11-T17N-R3W as to the Oswego, Red Fork, Mississippi, Hunton and Viola Dolomite common sources of supply.

Force Pooled Interest acquired pursuant to OCC Pooling Order No. 473266 dated March 10, 2003, entered in Cause CD No. 200300523, the Application of Pangaea Exploration Corporation to force pool the drilling and spacing unit comprised of (i) the SW/4 NW/4 of Section 11-T17N-R3W as to the Middle Layton Sand, Layton (Less Middle Layton), Misener, First Wilcox, Marshall, Second Wilcox and Oil Creek; (ii) the W/2 NW/4 of Section 11-T17N-R3W as to the Oswego, Red Fork, Mississippi, Hunton, Viola Dolomite and Arbuckle; and (iii) the NW/4 of Section 11-T17N-R3W - Upper Hoover, Carmichael Sand, Tonkawa and Avant common sources of supply.

NW/4 OF SECTION 12-T17N-R3W

Wellbores

LOGAN COUNTY 12-10 (CORAL #12-10): API #083-23727

W/2 SE/4 NW/4 NW/4 (990’ FNL and 840’ FWL) of the drilling and spacing unit comprised of the W/2 NW/4 of Section 12-T17N-R3W, Logan County, Oklahoma

LOGAN COUNTY 12-17 (CORAL #12-17): API #083-23856

SE/4 SE/4 NW/4 (646’ FSL and 447’ FEL) of the drilling and spacing unit comprised of the E/2 NW/4 of Section 12-T17N-R3W, Logan County, Oklahoma

LOGAN COUNTY 12-27 (CORAL #12-27): API #083-23848

S/2 SW/4 SW/4 NW/4 (230’ FSL and 330’ FWL) of the drilling and spacing unit comprised of the W2 NW/4 of Section 12-T17N-R3W, Logan County, Oklahoma

Lease Interests

Dated:	January 6, 2004
Filed:	January 13, 2004

Recorded:	Book 1770, Page 257
Lessors:	Minnie Rose Tellaro
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 of Section 12-T17N-R3W, Logan County, Oklahoma

Dated:	February 4, 2004
Filed:	February 24, 2004
Recorded:	Book 1782, Page 563
Lessors:	Preisciliano Ortega and Virginia Ortega
Lessee:	Easton Enterprises, Inc.
Description:	E/2 NW/4 of Section 12-T17N-R3W, Logan County, Oklahoma

Dated:	April 20, 2004
Filed:	May 7, 2004
Recorded:	Book 1790, Page 535
Lessors:	Ralph M. Robinson and Marlene Robinson
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 and N/2 NE/4 of Section 12-T17N-R3W, Logan County, Oklahoma

Dated:	June 18, 2004
Filed:	June 23, 2004
Recorded:	Book 1799, Page 465
Lessors:	Robert Franklin Welch
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 NW/4 of Section 12-T17N-R3W, Logan County, Oklahoma

Dated:	July 26, 2006
Filed:	August 7, 2006
Recorded:	Book 1943, Page 648
Lessors:	Preisciliano Ortega and Virginia Ortega
Lessee:	Easton Enterprises, Inc.
Description:	E/2 NW/4 of Section 12-T17N-R3W, Logan County, Oklahoma

NE/4 OF SECTION 12-T17N-R3W

Wellbores

LOGAN COUNTY 12-7 (CORAL #12-7): API #083-23762

NE/4 SW/4 NE/4 NE/4 (721’ FNL and 958’ FEL) of the drilling and spacing unit comprised of the NE/4 Section 12-T17N-R3W, Logan County, Oklahoma

Lease Interests

Dated:	January 6, 2004
Filed:	January 13, 2004
Recorded:	Book 1770, Page 255
Lessors:	Minnie Rose Tellaro

Lessee:	Easton Enterprises, Inc.
Description:	N/2 NE/4 of Section 12-T17N-R3W, Logan County, Oklahoma

Dated:	February 4, 2004
Filed:	February 24, 2004
Recorded:	Book 1782, Page 557
Lessors:	Betty A. Foster, a widow
Lessee:	Easton Enterprises, Inc.
Description:	N/2 NE/4, less and except a one-acre tract, 150’ East and West and 290’ North and South, in the SE/corner, Section 12-T17N-R3W, Logan County, Oklahoma

Dated:	April 20, 2004
Filed:	May 7, 2004
Recorded:	Book 1790, Page 535
Lessors:	Ralph M. Robinson and Marlene Robinson
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 and N/2 NE/4 of Section 12-T17N-R3W, Logan County, Oklahoma

Dated:	June 10, 2004
Filed:	June 29, 2004
Recorded:	Book 1800, Page 592
Lessors:	Johnise G. Liles
Lessee:	Easton Enterprises, Inc.
Description:	S/2 NE/4 of Section 12-T17N-R3W, Logan County, Oklahoma

Dated:	June 4, 2004
Filed:	July 12, 2004
Recorded:	Book 1802, Page 570
Lessors:	Steve Alexander
Lessee:	Easton Enterprises, Inc.
Description:	S/2 NE/4 of Section 12-T17N-R3W, Logan County, Oklahoma

Dated:	June 4, 2004
Filed:	July 12, 2004
Recorded:	Book 1802, Page 572
Lessors:	Don Alexander
Lessee:	Easton Enterprises, Inc.
Description:	S/2 NE/4 of Section 12-T17N-R3W, Logan County, Oklahoma

Dated:	June 10, 2004
Filed:	July 12, 2004
Recorded:	Book 1802, Page 575
Lessors:	John M. Alexander
Lessee:	Easton Enterprises, Inc.

Description:	S/2 NE/4 of Section 12-T17N-R3W, Logan County, Oklahoma

Dated:	July 10, 2004
Filed:	August 2, 2004
Recorded:	Book 1807, Page 116
Lessors:	Jennifer Alexander McClanahan
Lessee:	Easton Enterprises, Inc.
Description:	S/2 NE/4 of Section 12-T17N-R3W, Logan County, Oklahoma

Dated:	August 28, 2004
Filed:	October 27, 2004
Recorded:	Book 1822, Page 379
Lessors:	Larry M. Cross
Lessee:	Easton Enterprises, Inc.
Description:	S/2 NE/4 of Section 12-T17N-R3W, Logan County, Oklahoma

Dated:	August 28, 2004
Filed:	October 27, 2004
Recorded:	Book 1822, Page 381
Lessors:	David L. Cross
Lessee:	First Liberty Energy, Inc.
Description:	S/2 NE/4 of Section 12-T17N-R3W, Logan County, Oklahoma

Force pooled interest acquired pursuant to OCC Pooling Order No. 500599 dated February 1, 2005, entered in Cause CD No. 200409311, the Application of First Liberty Energy, Inc. to force pool the drilling and spacing units comprised of the NE/4 NE/4, the E/2 NE/4 and the NE/4 of Section 12-T17N-R3W, Logan County, Oklahoma

SE/4 OF SECTION 12-T17N-R3W

Wellbores

LOGAN COUNTY 12-12 (CORAL #12-12): API #083-23765

N/2 NE/4 SE/4 SE/4 (1210’ FSL and 330’ FEL) of the drilling and spacing unit comprised of the SE/4 of Section 12-T17N-R3W, Logan County, Oklahoma

Lease Interests

Dated:	July 1, 2004
Filed:	July 7, 2004
Recorded:	Book 1801, Page 667
Lessors:	Kenneth D. Mitchell and Jane E. Mitchell, Co-Trustees of the Kenneth D. Mitchell Trust
Lessee:	T.J. Howeth
Description:	SE/4 Section 12-T17N-R3W, Logan County, Oklahoma

Dated:	July 1, 2004

Filed:	July 7, 2004
Recorded:	Book 1801, Page 669
Lessors:	Julia D. Taylor, Individually and as Trustee of the Taylor Family Trust
Lessee:	T.J. Howeth
Description:	SE/4 Section 12-T17N-R3W, Logan County, Oklahoma

Dated:	July 6, 2004
Filed:	July 7, 2004
Recorded:	Book 1801, Page 671
Lessors:	Nobles Family Limited Partnership
Lessee:	T.J. Howeth
Description:	SE/4 Section 12-T17N-R3W, Logan County, Oklahoma

SW/4 OF SECTION 12-T17N-R3W

Wellbores

LOGAN COUNTY 12-11 (CORAL #12-11): API #083-23763

NW/4 SE/4 NW/4 SW/4 (1968’ FSL and 751’ FWL) of the drilling and spacing unit comprised of the SW/4 of Section 12-T17N-R3W, Logan County, Oklahoma

Lease Interests

Dated:	May 24, 1976
Filed:	November 9, 1976
Recorded:	Book 692, Page 379
Lessors:	Mamie Fogarty and Lorraine S. Fogarty, her husband
Lessee:	Bobby J. Darnell
Description:	SW/4 Section 12-T17N-R3W, Logan County, Oklahoma

Force pooled interest acquired pursuant to Order No. 506328 entered in Cause CD No. 200503548, the Application of First Liberty Energy, Inc. to force pool the SW/4 of ection 12-T17N-R3W, Logan County, Oklahoma, as to the Vertz, Pawhuska, Hoover, Carmichael Sand, Oread, Endicott, Tonkawa, Avant, Perry, Upper Layton, Middle Layton, Lower Layton, Cleveland, Big Lime, Oswego, Cherokee Sand, Mississippi Lime, Misener-Hunton, Fernvale, Viola Dolomite, Marshall, First Wilcox, and Second Wilcox common sources of supply.

NW/4 OF SECTION 14-T17N-R3W

Wellbores

LOGAN COUNTY 14-8 (CORAL #14-8): API #083-23708

E/2 NW/4 NW/4 NW/4 (330’ FNL and 550’ FWL) of the drilling and spacing unit comprised of the NW/4 of Section 14-T17N-R3W, Logan County, Oklahoma

Lease Interests

Dated:	September 8, 2000
Filed:	October 25, 2000
Recorded:	Book 1566, Page 149
Lessors:	Ralph M. Gooch and wife, Coral Gooch
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 Section 14-T17N-R3W, Logan County, Oklahoma

Dated:	September 6, 2000
Filed:	October 25, 2000
Recorded:	Book 1566, Page 151
Lessors:	Richard Harness
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 Section 14-T17N-R3W, Logan County, Oklahoma

Dated:	September 1, 2000
Filed:	October 25, 2000
Recorded:	Book 1566, Page 153
Lessors:	Marilyn Hafer
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 Section 14-T17N-R3W, Logan County, Oklahoma

Dated:	September 6, 2000
Filed:	December 28, 2000
Recorded:	Book 1573, Page 427
Lessors:	Norma Covey
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 Section 14-T17N-R3W, Logan County, Oklahoma

Dated:	September 6, 2000
Filed:	December 28, 2000
Recorded:	Book 1573, Page 429
Lessors:	Esther Tolson
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 Section 14-T17N-R3W, Logan County, Oklahoma

Dated:	September 6, 2000
Filed:	December 28, 2000
Recorded:	Book 1573, Page 431
Lessors:	Stella M. Gooch
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 Section 14-T17N-R3W, Logan County, Oklahoma

Dated:	December 22, 2000
Filed:	January 18, 2001

Recorded:	Book 1575, Page 619
Lessors:	Edith P. Shively
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 Section 14-T17N-R3W, Logan County, Oklahoma

Dated:	December 22, 2000
Filed:	January 18, 2001
Recorded:	Book 1575, Page 621
Lessors:	Tom Bartow
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 Section 14-T17N-R3W, Logan County, Oklahoma

Dated:	December 22, 2000
Filed:	January 18, 2001
Recorded:	Book 1575, Page 623
Lessors:	Gale T. Bartow
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 Section 14-T17N-R3W, Logan County, Oklahoma

Dated:	December 22, 2000
Filed:	January 26, 2001
Recorded:	Book 1576, Page 543
Lessors:	Lola Rae Carter
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 Section 14-T17N-R3W, Logan County, Oklahoma

Dated:	December 22, 2000
Filed:	January 26, 2001
Recorded:	Book 1576, Page 545
Lessors:	Richard Bartow
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 Section 14-T17N-R3W, Logan County, Oklahoma

Dated:	December 22, 2000
Filed:	January 31, 2001
Recorded:	Book 1576, Page 268
Lessors:	William P. Shauger
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 Section 14-T17N-R3W, Logan County, Oklahoma

Dated:	May 24, 2001
Filed:	July 27, 2001
Recorded:	Book 1606, Page 311
Lessors:	Hirzel, Inc.
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 Section 14-T17N-R3W, Logan County, Oklahoma

Dated:	June 1, 2001
Filed:	July 27, 2001
Recorded:	Book 1606, Page 313
Lessors:	Ernest E. Mappes, Trustee of the Lottie Mappes 1980 Trust
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 Section 14-T17N-R3W, Logan County, Oklahoma

Dated:	June 2, 2001
Filed:	July 27, 2001
Recorded:	Book 1606, Page 315
Lessors:	Jay W. Rottman
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 Section 14-T17N-R3W, Logan County, Oklahoma

Dated:	June 2, 2001
Filed:	July 27, 2001
Recorded:	Book 1606, Page 317
Lessors:	Helen Wolfley
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 Section 14-T17N-R3W, Logan County, Oklahoma

Dated:	December 22, 2000
Filed:	July 27, 2001
Recorded:	Book 1606, Page 319
Lessors:	Gene Bartow
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 Section 14-T17N-R3W, Logan County, Oklahoma

Dated:	June 13, 2001
Filed:	July 27, 2001
Recorded:	Book 1606, Page 321
Lessors:	Jean Haley Griffin, Trustee of the Jean Haley Griffin Family Trust
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 Section 14-T17N-R3W, Logan County, Oklahoma

Dated:	June 13, 2001
Filed:	July 27, 2001
Recorded:	Book 1606, Page 323
Lessors:	Agnes Cawthorne
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 Section 14-T17N-R3W, Logan County, Oklahoma

Dated:	July 1, 2001
Filed:	July 27, 2001
Recorded:	Book 1606, Page 325
Lessors:	Anna Marie Turner and husband, Charles L. Turner
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 Section 14-T17N-R3W, Logan County, Oklahoma

Dated:	July 1, 2001
Filed:	July 27, 2001
Recorded:	Book 1606, Page 327
Lessors:	Florentine Sigler
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 Section 14-T17N-R3W, Logan County, Oklahoma

Dated:	August 6, 2001
Filed:	August 20, 2001
Recorded:	Book 1610, Page 308
Lessors:	Marilyn Smith Branch, Trustee of the Marilyn Smith Branch Trust
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 Section 14-T17N-R3W, Logan County, Oklahoma

Dated:	August 6, 2001
Filed:	August 20, 2001
Recorded:	Book 1610, Page 310
Lessors:	Marilyn Smith Branch, Trustee of the Smith Family Trust
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 Section 14-T17N-R3W, Logan County, Oklahoma

Dated:	September 6, 2001
Filed:	September 14, 2001
Recorded:	Book 1614, Page 532
Lessors:	Charles D. Morrison and Beth Blubaugh Morrison, individually and as Co-Trustees of the Charles D. Morrison Revocable Trust dated March 1, 1982
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 Section 14-T17N-R3W, Logan County, Oklahoma

Dated:	September 11, 2001
Filed:	September 28, 2001
Recorded:	Book 1616, Page 346
Lessors:	James J. Kamp
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 Section 14-T17N-R3W, Logan County, Oklahoma

Dated:	August 28, 2001
Filed:	September 28, 2001
Recorded:	Book 1616, Page 350
Lessors:	Dorothy Jo Seiver
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 Section 14-T17N-R3W, Logan County, Oklahoma

Dated:	August 28, 2001
Filed:	September 28, 2001
Recorded:	Book 1616, Page 352

Lessors:	Barbara Kay Micklitz
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 Section 14-T17N-R3W, Logan County, Oklahoma

Dated:	August 17, 2001
Filed:	September 28, 2001
Recorded:	Book 1616, Page 354
Lessors:	Estate of Richard W. Haley, Deceased, Kathryn Haley, Executrix
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 Section 14-T17N-R3W, Logan County, Oklahoma

Dated:	August 28, 2001
Filed:	October 16, 2001
Recorded:	Book 1619, Page 87
Lessors:	Mike Seiver, a married person dealing in his sole and separate property
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 Section 14-T17N-R3W, Logan County, Oklahoma

Dated:	August 28, 2001
Filed:	October 23, 2001
Recorded:	Book 1619, Page 236
Lessors:	David Seiver
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 Section 14-T17N-R3W, Logan County, Oklahoma

Force pooled interest acquired pursuant to Order No. 456811 dated September 28, 2001, entered in Cause CD No. 200104561, the Application of Titan Oil and Gas Corp. to force pool the 160 acre drilling and spacing unit comprised of the NW/4 of Section 14-T17N-R3W, as to the Vertz, Pawhuska, Hoover, Carmichael Sand, Oread, Endicott, Tonkawa, Avant, Perry, Upper Layton, Middle Layton, Lower Layton, Cottage Grove, Cleveland, Big Lime, Oswego, Cherokee Sand, Mississippi Lime, Misener-Hunton, Fernvale, Viola Dolomite, First Wilcox, Marshall, Second Wilcox, Oil Creek, and Arbuckle common sources of supply.

SW/4 OF SECTION 6-T17N-R2W

Wellbores

LOGAN COUNTY 30 (CORAL #30); API #083-23966-00

SE/4 SW/4 NW/4 SW/4 (1984' FSL and 430' FWL) of the drilling and spacing unit comprised of Lot 6, Lot 7, and the West 22.4 acres of the SW/4 of Section 6-T17N-R2W, Logan County, Oklahoma

Lease Interests

Dated:	August 13, 2008
Filed:	August 22, 2008
Recorded:	Book 2087, Page 241
Lessors:	Suzanne Tellaro Million

Lessee:	Easton Enterprises, Inc.
Description:	Lots 6 and 7 and the West 22.40 acres of the E/2 SW/4 of Section 6-T17N-R2W, Logan County, Oklahoma

Dated:	March 9, 2011
Filed:	April 5, 2011
Recorded:	Book 2241, Page 110
Lessors:	Von C. Sanders
Lessee:	Easton Enterprises, Inc.
Description:	Lots 6 and 7 and the West 22.40 acres of the E/2 SW/4, Section 6-T17N-R2W, Logan County, Oklahoma

Dated:	May 12, 2011
Filed:	May 23, 2011
Recorded:	Book 2249, Page 114
Lessors:	William L. and Gayle M. Grubbs, husband and wife
Lessee:	Easton Enterprises, Inc.
Description:	All of Lots 6 and 7 and the West 22.40 acres of the E/2 SW/4 of Section 6-T17N-R2W, Logan County, Oklahoma

ALL PROPERTY LOCATED IN LOGAN COUNTY, OKLAHOMA

END OF EXHIBIT A – PART 1

EXHIBIT A – Part 2

(ALLOCATED VALUE SCHEDULE)

ATTACHED TO AND MADE A PART OF THAT CERTAIN PURCHASE AND SALE AGREEMENT BY AND BETWEEN PROGRESSIVE WELL SERVICE, LLC, AS SELLER, AND ALPHA ENERGY, INC., AS PURCHASER, DATED THE 17th DAY OF FEBRUARY 2022

Well Name	API Number	County	State	Well Location	Section	Township	Range	Field Name	Working Interest	Net Revenue Interest	Gross NRI	Allocated Value
Logan County 1-1 (FKA River #1-1)	35-083-23886	Logan	OK	E2E2SENW	1	17N	3W	Lawrie West	1.00000000	0.75000000	0.75000000	$13,283
Logan County 1-31 (FKA Coral #1-31)	35-083-23973	Logan	Ok	NESENWSE	1	17N	3W	Lawrie West	1.00000000	0.78000000	0.78000000	$13,368
Logan County 29-1 (FKA Coral #29-1)	35-083-23928	Logan	OK	S2N2SWNE	1	17N	3W	Lawrie West	1.00000000	0.75000000	0.75000000	$13,283
Logan County 2-19 (FKA Coral 2-19)	35-083-23812	Logan	OK	CN2NWSE	2	17N	3W	Lawrie West	1.00000000	0.78040180	0.78040180	$13,062
Logan County 2-2 (FKA Coral 2-2)	35-083-23673	Logan	OK	W2SESESW	2	17N	3W	Lawrie West	1.00000000	0.78000000	0.78000000	$12,326
Logan County 2-20 (FKA Coral 2-20)	35-083-23810	Logan	OK	NESESWSW	2	17N	3W	Lawrie West	1.00000000	0.78000000	0.78000000	$13,510
Logan County 2-24 (FKA Coral 2-24)	35-083-23797	Logan	OK	E2NWNESE	2	17N	3W	Lawrie West	1.00000000	0.78040180	0.78040180	$12,326
Logan County 2-28 (FKA Coral 2-28)	35-083-23868	Logan	OK	SESWNWSW	2	17N	3W	Lawrie West	1.00000000	0.78000000	0.78000000	$13,510
Logan County 2-3 (FKA Coral 2-3)	35-083-23686	Logan	OK	NESWNESW	2	17N	3W	Lawrie West	1.00000000	0.78000000	0.78000000	$12,326
Logan County 2-4 (FKA Coral 2-4)	35-083-23696	Logan	OK	SENWSWSE	2	17N	3W	Lawrie West	1.00000000	0.78401800	0.78401800	$13,512
Logan County 2-9 (FKA Coral 2-9)	35-083-23713	Logan	OK	CSESE	2	17N	3W	Lawrie West	1.00000000	0.78040180	0.78040180	$17,473
Logan County 11-1 (FKA Coral 11-1)	35-083-23645	Logan	OK	SENWSWNW	11	17N	3W	Lawrie West	1.00000000	0.78000000	0.78000000	$40,310
Logan County 11-14 (FKA Coral 11-14)	35-083-23796	Logan	OK	E/2 W/2 NWSE	11	17N	3W	Lawrie West	0.96406250	0.75661135	0.78481566	$39,078
Logan County 11-15 (FKA Coral 11-15)	35-083-23806	Logan	OK	NWSENWNW	11	17N	3W	Lawrie West	1.00000000	0.78000000	0.78000000	$13,538
Logan County 11-16 (FKA Coral 11-16)	35-083-23831	Logan	OK	E2W2NESW	11	17N	3W	Lawrie West	0.93750000	0.73125000	0.78000000	$32,990
Logan County 11-18 (FKA Coral 11-18)	35-083-23799	Logan	OK	NESWSWNE	11	17N	3W	Lawrie West	1.00000000	0.78071875	0.78071875	$60,266
Logan County 11-21 (FKA Coral 11-21)	35-083-23817	Logan	OK	SWSWSENE	11	17N	3W	Lawrie West	1.00000000	0.78071875	0.78071875	$13,541
Logan County 11-23 (FKA Coral 11-23)	35-083-23835	Logan	OK	SENWNENE	11	17N	3W	Lawrie West	1.00000000	0.78071875	0.78071875	$12,326
Logan County 11-25 (FKA Coral 11-25)	35-083-23891	Logan	OK	SENWSENW	11	17N	3W	Lawrie West	0.97231910	0.77033256	0.79226312	$12,326
Logan County 11-26 (FKA Coral 11-26)	35-083-23842	Logan	OK	E2W2NESE	11	17N	3W	Lawrie West	0.96406250	0.75661135	0.78481566	$12,326
Logan County 11-32 (FKA Coral 11-32)	35-083-23904	Logan	OK	SWNESWSE	11	17N	3W	Lawrie West	0.96406250	0.75661135	0.78481566	$12,326
Logan County 11-33 (FKA Coral 11-33)	35-083-23909	Logan	OK	W2E2SESW	11	17N	3W	Lawrie West	0.93750000	0.73125000	0.78000000	$13,454
Logan County 11-34 (FKA Coral 11-34)	35-083-23882	Logan	OK	NWSESESE	11	17N	3W	Lawrie West	0.96406250	0.75661135	0.78481566	$28,812
Logan County 11-5 (FKA Coral 11-5)	35-083-23726	Logan	OK	CNENW	11	17N	3W	Lawrie West	0.88605491	0.69656757	0.78614492	$13,416
Logan County 11-6 (FKA Coral 11-6)	35-083-23707	Logan	OK	CNWNE	11	17N	3W	Lawrie West	0.92812500	0.72393750	0.78000000	$17,641
Logan County 22-11 (FKA Coral 22-11)	35-083-23867	Logan	OK	NWSWNWSW	11	17N	3W	Lawrie West	0.93750000	0.73125000	0.78000000	$10,217
Logan County 12-10 (FKA Coral 12-10)	35-083-23727	Logan	OK	W2SENWNW	12	17N	3W	Lawrie West	0.93750000	0.73125000	0.78000000	$16,379
Logan County 12-11 (FKA Coral 12-11)	35-083-23763	Logan	OK	NWSENWSW	12	17N	3W	Lawrie West	0.93750000	0.73125000	0.78000000	$21,378
Logan County 12-12 (FKA Coral 12-12)	35-083-23765	Logan	OK	N2NESESE	12	17N	3W	Lawrie West	1.00000000	0.78000000	0.78000000	$16,445
Logan County 12-17 (FKA Coral 12-17)	35-083-23856	Logan	OK	NWSESENW	12	17N	3W	Lawrie West	1.00000000	0.78000000	0.78000000	$16,445
Logan County 12-27 (FKA Coral 12-27)	35-083-23848	Logan	OK	S2SWSWNW	12	17N	3W	Lawrie West	0.93750000	0.73125000	0.78000000	$16,370
Logan County 12-7 (FKA Coral 12-7)	35-083-23762	Logan	OK	NESWNENE	12	17N	3W	Lawrie West	1.00000000	0.78000000	0.78000000	$16,436
Logan County 14-8 (FKA Coral 14-8)	35-083-23708	Logan	OK	E2NWNWNW	14	17N	3W	Lawrie West	1.00000000	0.78000000	0.78000000	$12,326
Logan County 30 (FKA Coral 30)	35-083-23966	Logan	OK	SENWNWSW	6	17N	2W	Lawrie West	1.00000000	0.78000000	0.78000000	$3,675
												$600,000

END OF EXHIBIT A – PART 2

EXHIBIT B

(PROJECT MAPS)

ATTACHED TO AND MADE A PART OF THAT CERTAIN PURCHASE AND SALE AGREEMENT BY AND BETWEEN PROGRESSIVE WELL SERVICE, LLC, AS SELLER, AND ALPHA ENERGY, INC., AS PURCHASER, DATED THE 17th DAY OF FEBRUARY 2022

Wrangler Acreage Holdings

T18N R3W
T18N R2W
320.00
NA
116.20
NA
NA
NA
NA
T17N R3W
T17N R2W
LOGAN

21

Wrangler Coral Wells

31 existing wellbores but only a handful of current producers and several that could be returned to production with various levels of remedial efforts.

T18N R3W
T18N R2W
T17N R3W
T17N R2W
WEST LAWRIE OIL FIELD
Logan
28
27
25
30
29
33
34
35
36
32
4
1
6
5
9
10
11
7
8
14
13
17
16
22
23
24
19
20
21

Producing HZ Wells in Surrounding Area

51 total Mississippi (42) and Woodford (9) wells have been drilled and completed in the surrounding area

T16N R3W
T16N R2W
T17N R3W
T17N R2W
Logan
Guthrie

Area Mississippi HZ Producers

42 area HZ Mississippi wells (eight drilled by White Star)

T18N R3W
T18N R2W
Logan
T17N R3W
T17N R2W
T16N R3W
T16N R2W

END OF EXHIBIT B